------------------------------------------------------------------------------------------------------------------------------------
Order                          Entity Name                  Organization            State of Organization   Type of Business
------------------------------------------------------------------------------------------------------------------------------------
1.0                            Enron Corp.                  Corporation             Oregon                  Debtor entity; holding
                                                                                                            Company; to be dissolved
1.1                            Atlantic Commercial Finance, Corporation             Delaware                Debtor entity;
                               Inc.                                                                         intermediate holding
                                                                                                            company; to be dissolved
1.1.1                          Atlantic Commercial Finance  Private Limited Company The Netherlands         In process of
                               B.V. i.l.                                                                    liquidation; to be
                                                                                                            dissolved
1.1.2                          Atlantic India Holdings Ltd. Company                 Cayman Islands          Intermediate holding
                                                                                                            company
1.1.3                          EDC Atlantic Ltd.            Company                 Cayman Islands          Inactive
1.1.4                          Enron Argentina Ventures,    Corporation             Delaware                Inactive
                               Inc.
1.1.5                          Enron Asia                   Limited Liability       Delaware                Foreign utility company
                               Pacific/Africa/China LLC     Company
1.1.5.1                        Enron Biomass Ltd.           Company                 Cayman Islands          Inactive
1.1.5.2                        Enron Changjiang Utilities   Company                 Cayman Islands          Inactive
                               Holdings Ltd.
1.1.5.3                        Enron Cote d'Ivoire          Company                 Cayman Islands          Inactive
                               Pipelines Ltd.
1.1.5.4                        Enron Development Funding    Company                 Cayman Islands          Financing entity
                               Ltd.
1.1.5.5                        Enron Development Management Company                 Cayman Islands          Debtor entity; power
                               Ltd.                                                                         plant operations
                                                                                                            supervising company
1.1.5.5.1                      Enron Guam Piti Corporation  Corporation             Guam                    Foreign utility company
1.1.5.6                        Enron Global Assets and      Corporation             Delaware                Service company
                               Services Inc.
1.1.5.7                        Enron Hainan Ltd.            Company                 Cayman Islands          Inactive
1.1.5.7.1                      Hainan Funding LLC           Limited Liability       Turks and Caicos        Funding company
                                                            Company
1.1.5.8                        Enron International          Company                 Cayman Islands          Inactive
                               (Philippines) Ltd.
1.1.5.9                        Enron International Chengdu  Company                 Cayman Islands          Intermediate FUCO
                               Power Holdings Ltd.                                                          holding company
1.1.5.9.1                      Enron International Chengdu  Company                 Mauritius               FUCO holding company
                               Power Ltd.
1.1.5.9.1.1                    Sichuan Jialing Electric     Corporation             China                   Foreign utility company
                               Power Co., Ltd.
1.1.5.10                       Enron International China CP Company                 Cayman Islands          Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company
1.1.5.10.1                     China Pipeline Holdings Ltd. Company                 Cayman Islands          Inactive
1.1.5.11                       Enron International China    Company                 Cayman Islands          Inactive
                               Pipeline Ltd.
1.1.5.12                       Enron International Korea    Corporation             Delaware                Debtor entity;
                               Holdings Corp.                                                               intermediate FUCO
                                                                                                            holding company
1.1.5.12.1                     Enron International Korea    Company                 Cayman Islands          Intermediate FUCO
                               Holdings Company Ltd.                                                        holding company
1.1.5.12.1.1                   Enron International Korea    Limited Liability       Delaware                Intermediate FUCO
                               LLC                          Company                                         holding company
1.1.5.12.1.1.1                 SK-Enron Co., Ltd.           Corporation             Korea                   FUCO holding company


                                                             Page 1 of 64



1.1.5.12.1.1.1.1               Chonnam City Gas Co., Ltd.   Corporation             Korea                   Foreign utility company
1.1.5.12.1.1.1.2               Choongnam City Gas Co., Ltd. Corporation             Korea                   Foreign utility company
1.1.5.12.1.1.1.3               Chongju City Gas Co., Ltd.   Corporation             Korea                   Foreign utility company
1.1.5.12.1.1.1.4               Daehan City Gas Co., Ltd.    Corporation             Korea                   Foreign utility company
1.1.5.12.1.1.1.4.1             Daehan City Gas Engineering  Corporation             Korea                   Service company
                               Co.
1.1.5.12.1.1.1.5               Iksan City Gas Co., Ltd.     Corporation             Korea                   Foreign utility company
1.1.5.12.1.1.1.6               Iksan Energy Co., Ltd.       Corporation             Korea                   Foreign utility company
1.1.5.12.1.1.1.7               Kangwon City Gas Co., Ltd.   Corporation             Korea                   Foreign utility company
1.1.5.12.1.1.1.8               Kumi City Gas Co., Ltd.      Corporation             Korea                   Foreign utility company
1.1.5.12.1.1.1.9               Pohang City Gas Co., Ltd.    Corporation             Korea                   Foreign utility company
1.1.5.12.1.1.1.10              Pusan City Gas Co., Ltd.     Corporation             Korea                   Foreign utility company
1.1.5.12.1.1.1.10.1            Pusan City Gas Development   Corporation             Korea                   Service company
                               Co.
1.1.5.12.1.1.1.11              SK Gas Co., Ltd.             Corporation             Korea                   Foreign utility company
1.1.5.13                       Enron International Merchant Corporation             Delaware                Intermediate
                               Holdings Inc.                                                                non-utility holding
                                                                                                            company
1.1.5.13.1                     Enron Australia Energy       Company                 Cayman Islands          Non-utility holding
                               Holdings Ltd.                                                                company
1.1.5.13.1.1                   Enron Australia Energy       Limited Liability       Delaware                Inactive
                               Investments LLC              Company
1.1.5.13.2                     Enron Australia Finance      Company                 Cayman Islands          Non-utility holding
                               Holdings Ltd.                                                                company
1.1.5.13.2.1                   Enron Australia Finance      Limited Liability       Delaware                Non-utility holding
                               Investments LLC              Company                                         company
1.1.5.13.3                     Enron Australia Holdings     Company                 Cayman Islands          Non-utility holding
                               Ltd.                                                                         company
1.1.5.13.3.1                   Enron Australia Investments  Limited Liability       Delaware                Inactive
                               LLC                          Company
1.1.5.14                       Enron International          Company                 Cayman Islands          Intermediate
                               Philippines Holdings Ltd.                                                    non-utility holding
                                                                                                            company
1.1.5.14.1                     Enron International          Company                 Cayman Islands          Inactive
                               Philippines Investments Ltd.
1.1.5.15                       Enron International Thailand Company                 Cayman Islands          Non-utility holding
                               NSM Ltd.                                                                     company
1.1.5.15.1                     Chonburi Cogen Limited       Corporation             Thailand                Inactive
1.1.5.16                       Enron Japan Holdings B.V.    Private Limited Company The Netherlands         Inactive
1.1.5.17                       Enron Japan Marketing        Private Limited Company The Netherlands         Inactive
                               Holdings B.V.
1.1.5.18                       Enron Kalimantan Power Corp. Corporation             Delaware                Inactive
1.1.5.19                       Enron Nigeria Power Holding  Company                 Cayman Islands          Non-utility holding
                               Ltd. company
1.1.5.19.1                     Enron Nigeria Barge Holding  Company                 Cayman Islands          Inactive
                               Ltd.
1.1.5.19.2                     Enron Nigeria IPP Holding    Company                 Cayman Islands          Non-utility holding
                               Ltd.                                                                         company
1.1.5.19.2.1                   Enron Nigeria Power Limited  Private Company         Nigeria                 Foreign utility
                                                                                                            company; inactive
1.1.5.19.3                     Enron Nigeria Pipeline       Company                 Cayman Islands          Non-utility holding
                               Holding Ltd.                                                                 company
1.1.5.19.3.1                   Enron Nigeria Pipeline       Private Company         Nigeria                 Inactive
                               Limited
1.1.5.20                       Enron Nippon Holdings LLC    Limited Liability       Delaware                Intermediate
                                                            Company                                         non-utility holding
                                                                                                            company


                                                             Page 2 of 64



1.1.5.20.1                     E Power Holdings Corp.       Corporation             Delaware                Debtor entity; inactive
1.1.5.20.1.1                   E Power Corporation          Corporation             Japan                   Inactive; voluntary
                                                                                                            bankruptcy in Japan
1.1.5.21                       Enron Papua New Guinea Ltd.  Company                 Cayman Islands          Inactive
1.1.5.21.1                     EP InterOil Ltd.             Company                 Cayman Islands          Non-utility holding
                                                                                                            company
1.1.5.21.1.1                   InterOil Pty Limited         Corporation             Papua New Guinea        Non-utility operating
                                                                                                            company
1.1.5.22                       Enron Southern Africa        Company                 Cayman Islands          Non-utility holding
                               Holdings                                                                     company
1.1.5.22.1                     Enron Southern Africa        Company                 Cayman Islands          Non-utility holding
                               Investments                                                                  company
1.1.5.22.2                     Enron Southern Africa        Company                 Cayman Islands          Inactive
                               Development Ltd.
1.1.5.22.2.1                   Mozambique Steel Holdings    Company                 Cayman Islands          Inactive
                               Ltd.
1.1.5.23                       Enron Wenchang Holdings      Company                 Cayman Islands          Intermediate
                               Company Ltd.                                                                 non-utility holding
                                                                                                            company
1.1.5.23.1                     Enron Hainan Wenchang        Company                 Cayman Islands          Intermediate
                               Company Ltd.                                                                 non-utility holding
                                                                                                            company
1.1.5.23.1.1                   Hainan Holdings Ltd.         Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company
1.1.5.23.1.1.1                 Enron Reserve III B.V.       Private Limited Company The Netherlands         Non-utility holding
                                                                                                            company
1.1.5.23.1.1.1.1               Enron Wenchang Power C.V.    Private Limited Company The Netherlands         Non-utility holding
                                                                                                            company
1.1.5.23.1.1.1.2               Hainan Meinan Power Services Private Limited Company China                   Inactive
                               Company, Limited
1.1.5.23.1.1.1.2.1             Hainan Meinan Power Company  General Partnership     China                   Inactive
                               CJV
1.1.5.23.2                     Enron Wenchang Investments   Company                 Cayman Islands          Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company
1.1.5.24                       Hainan Funding Ltd.          Company                 Cayman Islands          Non-utility holding
                                                                                                            company
1.1.5.25                       Multiva Holdings, Ltd.       Company                 Cayman Islands          Non-utility holding
                                                                                                            company
1.1.5.25.1                     Ilijan Power Corporation     Corporation             Phillipines             Inactive
1.1.6                          Enron Brazil Power Holdings  Company                 Cayman Islands          Debtor entity;
                               XI Ltd.                                                                      intermediate holding
                                                                                                            company
1.1.6.1                        Enron Brazil Power           Company                 Cayman Islands          Intermediate holding
                               Investments XI Ltd.                                                          company
1.1.6.2                        ETB - Energia Total do       Private Limited Company Brazil                  Special purpose vehicle
                               Brasil Ltda.                                                                 for bids in Brazil
1.1.6.2.1                      ELEKTRO - Eletricadade e     Public Limited Company  Brazil                  Foreign utility company
                               Servicos S.A.
1.1.6.2.1.1                    Terraco Investments Ltd.     Company                 Cayman Islands          Inactive
1.1.6.2.2                      ELEKTRO Comercializadora de  Private Limited Company Brazil                  Service company
                               Energia Ltda.
1.1.7                          Enron Caribbean Basin LLC    Limited Liability       Delaware                Foreign utility company
                                                            Company
1.1.7.1                        Enron Venezuela Ltd.         Company                 Cayman Islands          Non-utility holding
                                                                                                            company
1.1.7.1.1                      Enron Venezuela Ltd. -       Branch                  Venezuela               Branch of non-utility
                               Venezuelan Branch                                                            holding company
1.1.7.2                        Energy Caribbean Finance     Company                 Cayman Islands          Inactive
                               Company
1.1.7.3                        Enron Americas, Inc.         Corporation             Delaware                Non-utility holding
                                                                                                            company
1.1.7.3.1                      The Protane Corporation      Corporation             Delaware                Debtor entity;
                                                                                                            non-utility holding
                                                                                                            company
1.1.7.3.1.1                    Citadel Corporation Limited  Company                 Cayman Islands          Non-utility holding
                                                                                                            company
1.1.7.3.1.1.1                  Enron Caribbean Holdings Ltd.Company                 Cayman Islands          Inactive


                                                             Page 3 of 64



1.1.7.3.2                      Enron Americas Energy        Corporation             Puerto Rico             Inactive
                               Services, Inc.
1.1.7.3.3                      V. Holdings Industries, S.A. Public Limited Company  Venezuela               Intermediate holding
                                                                                                            company
1.1.7.3.3.1                    Finven Financial Institution Company                 Cayman Islands          Non-utility holding
                               Limited                                                                      company
1.1.7.3.3.2                    Java Investments Ltd.        Limited Company         Barbados                Project company
1.1.7.3.3.3                    VENGAS, S.A.                 Public Limited Company  Venezuela               LPG distributor and
                                                                                                            related LPG business
                                                                                                            activities in Venezuela
1.1.7.3.3.3.1                  Duck Lake International      Corporation             Aruba                   Inactive
                               A.V.V.
1.1.7.3.3.3.2                  Industrias Electricas de     Company                 Cayman Islands          Inactive
                               Ventane Ltd.
1.1.7.3.3.3.3                  Compania Anonima Luz y       Public Limited Company  Venezuela               Foreign utility company
                               Fuerza Electrica de Puerto
                               Caballo (CALIFE)
1.1.7.3.3.3.4                  Pan Holdings Vencaribe       Limited Company         Barbadoes               Inactive
                               Limited
1.1.7.4                        Enron Caribbean Basin Energy Company                 Cayman Islands          Inactive
                               Services Ltd.
1.1.7.4.1                      Enron Colombia Energy        Company                 Cayman Islands          Inactive
                               Services Ltd.
1.1.7.5                        Enron Caribbean Basin        Limited Liability       Delaware                Inactive
                               Finance LLC                  Company
1.1.7.6                        Enron Caribbean Finance Ltd. Company                 Cayman Islands          Non-utility holding
                                                                                                            company
1.1.7.7                        Enron Caribe Holdings Ltd.   Company                 Cayman Islands          Inactive
1.1.7.7.1                      Enron Caribe Ltd.            Company                 Cayman Islands          Inactive
1.1.7.8                        Enron Caribe III Ltd.        Company                 Cayman Islands          Intermediate holding
                                                                                                            company
1.1.7.8.1                      Enron Internacional Panama,  Public Limited Company  Panama                  Intermediate holding
                               S.A                                                                          company
1.1.7.8.1.1                    Bahia Las Minas Corp.        Corporation             Panama                  Foreign utility company
1.1.7.9                        Enron Caribe VI Holdings Ltd.Company                 Cayman Islands          Debtor entity;
                                                                                                            intermediate holding
                                                                                                            company
1.1.7.9.1                      Enron Caribe VI Ltd.         Company                 Cayman Islands          Intermediate holding
                                                                                                            company
1.1.7.9.1.1                    Empresa Energetica Corinto   Company                 Cayman Islands          Foreign utility company
                               Ltd.
1.1.7.9.1.1.1                  Empresa Energetica Corinto   Branch                  Nicaragua               Foreign utility company
                               Ltd. - Nicaraguan Branch
1.1.7.10                       Enron Colombia Holdings Ltd. Company                 Cayman Islands          Inactive Non-Utility
                                                                                                            Intermediate Holding
                                                                                                            Company - Slated for
                                                                                                            future dissolution.
1.1.7.10.1                     ACCROSERV SRL                Private Limited Company Barbados                NGLs service company
1.1.7.10.1.1                   ACCROSERV SRL - Venezuelan   Branch                  Venezuela               NGLs service company
                               Branch
1.1.7.11                       Enron Colombia Inc.          Corporation             Delaware                Inactive Non-Utility
                                                                                                            Intermediate Holding
                                                                                                            Company - Slated for
                                                                                                            future dissolution.
1.1.7.12                       Enron Colombia Power         Company                 Cayman Islands          Inactive Intermediate
                               Marketing Holding Ltd.                                                       Holding Company -
                                                                                                            Slated for dissolution.


                                                             Page 4 of 64



1.1.7.12.1                     Enron Colombia Power         Company                 Cayman Islands          Inactive Intermediate
                               Marketing Ltd.                                                               Holding Company -
                                                                                                            Slated for dissolution.
1.1.7.13                       Enron de Nicaragua Ltd.      Company                 Cayman Islands          Entity to participate
                                                                                                            in public bid offering
                                                                                                            for  privatization of
                                                                                                            distribution and
                                                                                                            generation companies of
                                                                                                            the Empresa
                                                                                                            Nicaraguense de
                                                                                                            Electricidad (ENEL)
1.1.7.14                       Enron Guatemala Holdings Ltd.Company                 Cayman Islands          Intermediate holding
                                                                                                            company
1.1.7.14.1                     Enron Servicios Guatemala,                           Guatemala               Foreign utility company
                               Limitada
1.1.7.14.1.1                   Enron Servicios Guatemala,   Branch                  El Salvador             Service company
                               Ltda. - El Salvador Branch
1.1.7.14.2                     Electricidad del Pacifico,   Public Limited Company  Guatemala               Inactive
                               S.A.
1.1.7.14.3                     PQP Limited                                          Cayman Islands          Intermediate holding
                                                                                                            company
1.1.7.14.3.1                   Puerto Quetzal Power LLC     Limited Liability       Delaware                Foreign utility company
                                                            Company
1.1.7.14.3.1.1                 Pacific Energy Financing     Private Limited Company St. Lucia               Financing entity
                               Ltd.
1.1.7.14.3.1.2                 Poliwatt Ltda.               Private Limited Company Guatemala               Service company
1.1.7.14.3.1.2.1               Poliwatt, Ltda. - El         Branch                  El Salvador             Service company
                               Salvador Branch
1.1.7.14.4                     Puerto Quetzal Power LLC -   Branch                  Guatemala               Branch of Puerto
                               Guatemala Branch                                                             Quetzal Power LLC
1.1.7.15                       Enron Industrial de          Company                 Cayman Islands          Non-utility
                               Venezuela Ltd.                                                               Intermediate holding
                                                                                                            company.
1.1.7.15.1                     ACCROVEN SRL                 Private Limited Company Barbadoes               NGLs service company
1.1.7.15.1.1                   ACCROVEN SRL - Venezuelan    Branch                  Venezuela               NGLs service company
                               Branch
1.1.7.15.2                     Compression Projects Finance Company                 Cayman Islands          Non-utility
                               Ltd.                                                                         Intermediate holding
                                                                                                            company.
1.1.7.16                       Global Expat Services LLC    Limited Liability       Delaware                Payroll Service company
                                     Company
1.1.8                          Enron Colombia Energy B.V.   Private Limited Company The Netherlands         Inactive; intermediate
                                                                                                            holding company - In
                                                                                                            process of dissolution.
1.1.8.1                        Enron Power Colombia C.V.    Private Limited Company The Netherlands         Inactive Intermediate
                                                                                                            holding company - In
                                                                                                            process of dissolution.
1.1.9                          Enron Colombia               Private Limited Company The Netherlands         Inactive Intermediate
                               Transportation B.V.                                                          holding company - In
                                                                                                            process of dissolution.
1.1.10                         Enron EPI Inc.               Corporation             Delaware                To hold interests in
                                                                                                            foreign entities; to be
                                                                                                            dissolved
1.1.11                         Enron Europe Operations      Private Limited Company England                 Exempt wholesale
                               (Advisor) Ltd.                                                               generator (Service
                                                                                                            company); local
                                                                                                            insolvency in process*
1.1.11.1                       Enron Poland Supervisory     Company                 Poland                  Operations and
                               Company Sp. z.o o.                                                           Maintenance Service
                                                                                                            company; in liquidation*


                                                             Page 5 of 64



1.1.12                         Enron Europe Operations      Private Limited Company England                 Service company; local
                               (Supervisor) Ltd.                                                            insolvency in process*
1.1.13                         Enron Global LNG LLC         Limited Liability       Delaware                Debtor entity; LNG
                                                            Company                                         Marketer; to be
                                                                                                            dissolved
1.1.13.1                       Calypso Pipeline, L.L.C.     Limited Liability       Delaware                Debtor entity; LNG
                                                            Company                                         Pipeline; to be
                                                                                                            dissolved
1.1.13.2                       Enron Americas LNG Company   Corporation             Delaware                LNG Marketer; to be
                                                                                                            dissolved
1.1.13.3                       Enron Bahamas LNG Ltd.       Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.13.3.1                     Enron Bahamas Co. Ltd        Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.13.3.2                     Enron Bahamas LNG Holding,   Company                 Grand Bahamas           Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.13.3.2.1                   Hawksbill Creek LNG, Ltd.    Company                 Grand Bahamas           LNG Marketer; to be
                                                                                                            dissolved
1.1.13.4                       Enron International Fuel     Corporation             Delaware                Debtor entity; fuel
                               Management Company                                                           service company; to be
                                                                                                            dissolved
1.1.13.5                       Enron LNG Atlantic Holdings  Company                 Cayman Islands          Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.13.5.1                     Enron (UFEN) Generadora Ltd. Company                 Cayman Islands          LNG Storage; to be
                                                                                                            dissolved
1.1.13.5.1.1                   Enron Dominicana LNG de      Corporation             Luxembourg              Ownership chain of LNG
                               Luxemburgo S.a.R.L.                                                          power plant; to be
                                                                                                            dissolved
1.1.13.5.1.1.1                 Enron Dominicana B.V.        Private Limited Company The Netherlands         Inactive; shelf
                                                                                                            company; to be dissolved
1.1.13.5.2                     Enron LNG Atlantic           Private Limited Company The Netherlands         Intermediate
                               Investments Ltd.                                                             non-utility holding
                                                                                                            company; to be dissolved
1.1.13.5.2.1                   Enron Venezuela LNG          Private Limited Company Netherlands Antilles    Intermediate
                               (Antilles) Holdings, N.V.                                                    non-utility holding
                                                                                                            company; to be dissolved
1.1.13.5.2.1.1                 Enron Venezuela LNG          Private Limited Company The Netherlands         Intermediate
                               (Netherlands) Holdings, B.V.                                                 non-utility holding
                                                                                                            company; to be dissolved
1.1.13.5.2.1.1.1               Enron LNG Atlantic I, SRL    Private Limited Company Venezuela               LNG Marketer; to be
                                                                                                            dissolved
1.1.13.5.2.1.1.1.1             Enron LNG Atlantic II, CPA   Limited Partnership     Venezuela               LNG Marketer; to be
                                                                                                            dissolved
1.1.13.6                       Enron LNG (BVI) Marketing    Limited Company         British Virgin Islands  LNG Marketer; to be
                               Ltd.                                                                         dissolved
1.1.13.6.1                     Enron LNG Marketing LLC      Limited Liability       Delaware                Debtor entity; LNG
                                                            Company                                         Marketer; to be
                                                                                                            dissolved
1.1.13.7                       Enron LNG Shipping Company   Company                 Cayman Islands          Debtor entity; special
                                                                                                            purpose non-utility
                                                                                                            holding company;
                                                                                                            shipping; to be
                                                                                                            dissolved


                                                             Page 6 of 64



1.1.14                         Enron Haripur Holdings B.V.  Private Limited Company The Netherlands         Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.14.1                       Enron Pipe Gas C.V.          Limited Partnership     The Netherlands         Inactive; to be
                                                                                                            dissolved
1.1.15                         Enron India LLC              Limited Liability       Delaware                Debtor entity;
                                                            Company                                         intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.15.1                       En-Sonar Haripur Power       Corporation             Bangladesh              Intermediate
                               Limited                                                                      non-utility holding
                                                                                                            company; to be dissolved
1.1.15.2                       Enron Ennore Holdings Ltd.   Company                 Cayman Islands          Inactive; to be
                                                                                                            dissolved
1.1.15.3                       Enron Fuels Services Holding Company                 Cayman Islands          Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.15.3.1                     Enron MHC LNG India Ltd.     Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.15.3.1.1                   Metropolis Gas Company       Corporation             India, Marahashtra      Inactive; to be
                               Private Limited                                                              divested or dissolved
1.1.15.4                       Enron India Telecom Ltd.     Company                 Cayman Islands          Inactive; to be
                                                                                                            dissolved
1.1.15.4.1                     Telecom MHC Limited          Corporation             Mauritius               Inactive; to be
                                                                                                            dissolved
1.1.15.5                       Enron International          Company                 Cayman Islands          Intermediate
                               Bangladesh Power Holding Co.                                                 non-utility holding
                               Ltd.                                                                         company; to be dissolved
1.1.15.5.1                     Enron International Power    Company                 Cayman Islands          Inactive; to be
                               Barge Ltd.                                                                   dissolved
1.1.15.6                       Enron International CMI Ltd. Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.15.6.1                     Enron MHC India Development  Corporation             Mauritius               Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.15.7                       Enron International Ennore   Company                 Cayman Islands          Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.15.7.1                     Ennore Energy Company Ltd.   Company                 Mauritius               Inactive; to be
                                                                                                            dissolved
1.1.15.8                       Enron International India    Company                 Cayman Islands          Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.15.8.1                     Enron Distribution Ventures  Corporation             Mauritius               Inactive; to be
                               MHC Ltd.                                                                     dissolved
1.1.15.8.2                     Enron India CFH Ltd.         Company                 Mauritius               Inactive; to be
                                                                                                            dissolved
1.1.15.9                       Enron International PAL      Company                 Cayman Islands          Intermediate
                               India Ltd.                                                                   non-utility holding
                                                                                                            company; to be dissolved
1.1.15.9.1                     Enron India GDR Holding Ltd. Company                 Cayman Islands          Inactive; to be
                                                                                                            dissolved
1.1.16                         Enron International B.V.     Private Limited Company The Netherlands         Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved


                                                             Page 7 of 64



1.1.16.1                       Enron International C.V.     Limited Partnership     The Netherlands         Inactive; to be
                                                                                                            dissolved
1.1.17                         Enron International Capital  Company                 Cayman Islands          Intermediate limited
                               Management Ltd.                                                              interest holding
                                                                                                            company; to be dissolved
1.1.18                         Enron International Global   Company                 Cayman Islands          To provide loans to
                               Funding Ltd.                                                                 third parties on
                                                                                                            international projects;
                                                                                                            to be dissolved
1.1.19                         Enron International Korea    Limited Liability       Delaware                Representative office
                               Resources LLC                Company                                         and non-utility holding
                                                                                                            company; to be dissolved
1.1.20                         Enron Middle East LLC        Limited Liability       Delaware                Debtor entity;
                                                            Company                                         intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.20.1                       Enpak Holdings Ltd.          Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.20.1.1                     Enpak Investments Ltd.       Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.20.1.2                     Enpak Power Company Ltd.     Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.20.1.2.1                   Enpak Power (Private) CompanyPrivate Company         Pakistan                Inactive; to be
                                                                                                            dissolved
1.1.20.2                       Enron Bahrain Gas Operations Limited Liability       Delaware                Inactive; to be
                               LLC                          Company                                         dissolved
1.1.20.3                       Enron Global Pakistan Ltd.   Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.20.3.1                     Enron Global Mauritius       Limited Liability       Mauritius               Inactive; in process of
                               Company, L.L.C.              Company                                         dissolution
1.1.20.3.2                     Enron Mauritius Pakistan     Limited Liability       Mauritius               Inactive; in process of
                               Company Company, L.L.C.      Company                                         dissolution
1.1.20.4                       Enron Gulf Holdings Ltd.     Company                 Cayman Islands          Inactive; to be
                                                                                                            dissolved
1.1.20.5                       Enron Middle East Ltd.       Company                 Cayman Islands          Inactive; to be
                                                                                                            dissolved
1.1.20.6                       Enron Palestine Inc.         Company                 Cayman Islands          Inactive; to be
                                                                                                            dissolved
1.1.20.6.1                     Enron Gaza Power Private     Private Limited Company Palestine               Inactive; to be
                               Limited Company                                                              dissolved
1.1.20.6.1.1                   Enron Gaza International     Company                 Cayman Islands          Inactive; to be
                               Ltd.                                                                         dissolved
1.1.20.7                       Enron Qatar Holdings Ltd.    Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.20.7.1                     Enron Qatar Investments Ltd. Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.20.7.2                     Enron Qatar Ltd.             Company                 Cayman Islands          Inactive; to be
                                                                                                            dissolved
1.1.20.7.2.1                   Enron Qatar LNG Marketing    Company                 Cayman Islands          Inactive; to be
                               Ltd.                                                                         dissolved
1.1.21                         Enron Power Services B.V.    Private Limited Company The Netherlands         In bankruptcy
                                                                                                            liquidation; to be
                                                                                                            dissolved


                                                             Page 8 of 64



1.1.22                         Enron Reserve 4 B.V.         Private Limited Company The Netherlands         Holding company for the
                                                                                                            Marmara, Turkey
                                                                                                            project; to be dissolved
1.1.22.1                       Enron Power Management B.V.  Private Limited Company The Netherlands         Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.22.2                       Enron Proje Yonetimi Limited Corporation             Turkey                  Inactive service
                               Sirketi                                                                      company (design,
                                                                                                            procurement,
                                                                                                            construction); to be
                                                                                                            dissolved
1.1.23                         Enron Reserve 6 B.V.         Private Limited Company The Netherlands         Intermediate exempt
                                                                                                            wholesale generator
                                                                                                            holding company
1.1.23.1                       SII Holdings 4 B.V.          Private Limited Company The Netherlands         Intermediate exempt
                                                                                                            wholesale generator
                                                                                                            holding company
1.1.23.2                       SII Enerji ve Uretim Limited Corporation             Turkey                  Exempt wholesale
                               Sirketi                                                                      generator (Service O&M
                                                                                                            company)
1.1.24                         Enron Reserve 7 B.V.         Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company
1.1.24.1                       Enron (Bolivia) C.V.         Limited Partnership     The Netherlands         Intermediate holding
                                                                                                            company
1.1.24.1.1                     Enron (Bolivia) C.V. -       Branch                  Bolivia                 Intermediate holding
                               Bolivian Branch                                                              company - branch
1.1.24.1.2                     Gas Transboliviano S.A.      Corporation             Bolivia                 Service company -
                                                                                                            Natural Gas Services
                                                                                                            Pipeline
1.1.25                         Enron Reserve 8 B.V. i.l.    Private Limited Company The Netherlands         Shelf company - In
                                                                                                            Liquidation; to be
                                                                                                            dissolved
1.1.26                         Enron Reserve 9 B.V. i.l.    Private Limited Company The Netherlands         General partner for
                                                                                                            Enron Power El Salvador
                                                                                                            C.V. - In Liquidation;
                                                                                                            to be dissolved
1.1.27                         Enron Reserve I B.V.         Private Limited Company The Netherlands         Shelf company - In
                                                                                                            Liquidation; to be
                                                                                                            dissolved
1.1.28                         Enron Reserve II B.V.        Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.1.28.1                       Offshore Power Operations    Limited Partnership     The Netherlands         Foreign utility
                               C.V.                                                                         company; to be dissolved
1.1.29                         Enron South America LLC      Limited Liability       Delaware                Foreign utility
                                                            Company                                         company; to be dissolved
1.1.29.1                       Belo Horizonte Power Ltd.    Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.29.2                       Bolivia Holdings Ltd.        Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company
1.1.29.2.1                     Enron Transportadora         Company                 Cayman Islands          Non-utility
                               Holdings Ltd.                                                                Intermediate holding
                                                                                                            company.
1.1.29.2.1.1                   Enron Brazil Services Ltd.   Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company
1.1.29.2.1.1.1                 Enron Brazil Ltd.            Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company


                                                             Page 9 of 64



1.1.29.2.1.1.2                 Enron America do Sul Ltda.   Limited Liability       Brazil                  To hold the Brazilian
                                                            Company                                         office lease and fund
                                                                                                            development expenses in
                                                                                                            Brazil.
1.1.29.2.1.1.2.1               Enron America do Sul Ltda. - Branch                  Rio de Janeiro          Inactive
                               Rio Branch
1.1.29.2.1.1.2.2               Enron America do Sul Ltda. - Branch                  Bahia, Salvador         Inactive
                               Salvador Branch
1.1.29.2.1.2                   TR Holdings (Bolivia) C.V.   General Partnership     The Netherlands         Inactive; non-Utility
                                                                                                            Intermediate Company;
                                                                                                            to be dissolved
1.1.29.2.1.3                   TR Holdings Ltda.            Private Limited Company Bolivia                 Non-utility
                                                                                                            Intermediate holding
                                                                                                            company.
1.1.29.2.1.3.1                 Transporte de Hidrocarburos  Corporation             Bolivia                 Natural gas services
                               S.A. (Transredes S.A.)                                                       company
1.1.29.2.1.3.2                 Transredes do Brasil Ltda.   Private Limited Company Brazil                  Non-utility
                                                                                                            Intermediate holding
                                                                                                            company.
1.1.29.2.1.3.2.1               Transportadora Brasileira    Corporation             Brazil                  Natural gas services
                               Gasoduto Bolivia - Brasil                                                    company
1.1.29.2.1.4                   Enron Brazil Power Holdings  Company                 Cayman Islands          Intermediate
                               II Ltd.                                                                      non-utility holding
                                                                                                            company
1.1.29.2.1.4.1                 Enron Brazil Power           Company                 Cayman Islands          Intermediate
                               Investments II Ltd.                                                          non-utility holding
                                                                                                            company
1.1.29.3                       Brazil Energy Investments    Company                 Cayman Islands          Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.29.3.1                     Enron Brazil Power           Company                 Cayman Islands          Intermediate
                               Investments XII Ltd.                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.29.4                       Brazil Power Investments Ltd.Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.29.5                       Enron Argentina CHESA        Corporation             Delaware                Intermediate
                               Holdings, Inc.                                                               non-utility holding
                                                                                                            company; to be dissolved
1.1.29.6                       Enron Argentina Development  Company                 Cayman Islands          Inactive; to be
                               Ltd.                                                                         dissolved
1.1.29.6.1                     Cordex Americas 1997, L.L.C. Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.1.29.7                       Enron Argentina Investments, Corporation             Delaware                Intermediate
                               Inc.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.29.7.1                     Enron CHESA Delaware Limited Limited Liability       Delaware                Inactive; to be
                               Liability Company            Company                                         dissolved
1.1.29.7.2                     Enron CHESA Texas Limited    Limited Liability       Texas                   Inactive; to be
                               Liability Company            Company                                         dissolved
1.1.29.7.2.1                   Enron International          Company                 Cayman Islands          Intermediate
                               Argentina Holdings Ltd.                                                      non-utility holding
                                                                                                            company
1.1.29.7.2.1.1                 Enron International          Company                 Cayman Islands          Intermediate
                               Argentina Investments Ltd.                                                   non-utility holding
                                                                                                            company
1.1.29.7.2.1.1.1               Enron Comercializadora de    Public Limited Company  Argentina               Service company
                               Energia Argentina S.A.
1.1.29.8                       Enron Brazil Power Holdings  Company                 Cayman Islands          Debtor entity;
                               I Ltd.                                                                       intermediate holding
                                                                                                            company; to be dissolved
1.1.29.8.1                     GasMat Holdings Ltd.         Company                 Cayman Islands          Intermediate holding
                                                                                                            company
1.1.29.8.1.1                   GasMat Investments Ltd.      Company                 Cayman Islands          Intermediate holding
                                                                                                            company
1.1.29.8.1.2                   GasOcidente do Mato Grosso   Corporation             Brazil                  Non-utility company
                               Ltda.


                                                             Page 10 of 64



1.1.29.8.1.2.1                 GasOcidente do Mato Grosso   Branch                  Brazil                  Non-utility company -
                               Ltda. - Cuiaba/Mato Grosso                                                   branch
                               Branch
1.1.29.9                       Enron Brazil Power Holdings  Company                 Cayman Islands          Intermediate
                               III Ltd.                                                                     non-utility holding
                                                                                                            company; to be dissolved
1.1.29.9.1                     Enron Brazil Power           Company                 Cayman Islands          Intermediate
                               Investments III Ltd.                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.29.9.2                     EBD - Empresa Brasileira     Corporation             Brazil                  Inactive; to be
                               Distribuidora Ltda.                                                          dissolved
1.1.29.10                      Enron Brazil Power Holdings  Company                 Cayman Islands          Intermediate
                               IV Ltd.                                                                      non-utility holding
                                                                                                            company
1.1.29.11                      Enron Brazil Power Holdings  Company                 Cayman Islands          Intermediate
                               VI Ltd.                                                                      non-utility holding
                                                                                                            company; to be dissolved
1.1.29.11.1                    Enron Brazil Power           Company                 Cayman Islands          Intermediate
                               Investments VI Ltd.                                                          non-utility holding
                                                                                                            company; to be dissolved
1.1.29.12                      Enron Brazil Power Holdings  Company                 Cayman Islands          Intermediate
                               VII Ltd.                                                                     non-utility holding
                                                                                                            company; to be dissolved
1.1.29.12.1                    Enron Brazil Power           Company                 Cayman Islands          Intermediate
                               Investments VII Ltd.                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.29.12.2                    Enron Comercializadora de    Corporation             Brazil                  Service company
                               Energia Ltda.
1.1.29.13                      Enron Brazil Power Holdings  Company                 Cayman Islands          To be partner in Brazil
                               X Ltd.                                                                       limitada to be formed
                                                                                                            for potential bids.
1.1.29.13.1                    Enron Brazil Power           Company                 Cayman Islands          To be partner in Brazil
                               Investments X Ltd.                                                           limitada to be formed
                                                                                                            for potential bids.
1.1.29.13.2                    Geracao Centro Oeste Ltda.   Corporation             Brazil                  Service company - Holds
                                                                                                            ANEEL (Brazilian
                                                                                                            Government)
                                                                                                            authorization for
                                                                                                            EPE-Empresa Produtora
                                                                                                            de Energia Ltda.
                                                                                                            (Cuiaba Project).
1.1.29.14                      Enron Brazil Power Holdings  Company                 Cayman Islands          Intermediate
                               XVIII Ltd.                                                                   non-utility holding
                                                                                                            company; to be dissolved
1.1.29.14.1                    Enron Brazil Power           Company                 Cayman Islands          Intermediate
                               Investments XVIII Ltd.                                                       non-utility holding
                                                                                                            company; to be dissolved
1.1.29.14.2                    RJG - Rio de Janeiro         Corporation             Brazil                  Inactive; to be
                               Generation Ltda.                                                             dissolved
1.1.29.15                      Enron Development Belo       Company                 Cayman Islands          Intermediate
                               Horizonte Ltd.                                                               non-utility holding
                                                                                                            company; to be dissolved
1.1.29.15.1                    Enron Brazil Development     Limited Partnership     The Netherlands         Inactive; to be
                               C.V.                                                                         dissolved


                                                             Page 11 of 64



1.1.29.16                      Enron Development Brazil Ltd.Company                 Cayman Islands          To serve as the general
                                                                                                            partner to Enron
                                                                                                            Electric Power Brazil
                                                                                                            C.V.; to be dissolved
1.1.29.16.1                    Enron Electric Power Brazil  Limited Partnership     The Netherlands         Intermediate holding
                               C.V.                                                                         company; to be dissolved
1.1.29.17                      Enron do Brazil Holdings Ltd.Company                 The Netherlands         Debtor entity;
                                                                                                            intermediate holding
                                                                                                            company; to be dissolved
1.1.29.17.1                    EPE Holdings Ltd.            Company                 Cayman Islands          Intermediate holding
                                                                                                            company
1.1.29.17.1.1                  EPE - Empresa Produtora de   Corporation             Brazil                  Foreign utility company
                               Energia Ltda.
1.1.29.17.1.1.1                EPE - Empresa Produtora de   Branch                  Brazil                  Foreign utility company
                               Energia Ltda. - Cuiaba/Mato                                                  - branch
                               Grosso Branch
1.1.29.17.1.2                  EPE Generation Holdings Ltd. Company                 Cayman Islands          Intermediate holding
                                                                                                            company
1.1.29.17.1.3                  EPE Investments Ltd.         Company                 Cayman Islands          Intermediate holding
                                                                                                            company
1.1.29.17.2                    Enron do Brazil Investments  Company                 Cayman Islands          Inactive intermediate
                               Ltd.                                                                         holding company; to be
                                                                                                            dissolved
1.1.29.18                      Enron Electric Brazil        Company                 Cayman Islands          Inactive intermediate
                               Holdings Ltd.                                                                holding company -
                                                                                                            proposed for dissolution
1.1.29.18.1                    Enron Electric Brazil Ltd.   Company                 Cayman Islands          Inactive intermediate
                                                                                                            holding company -
                                                                                                            proposed for dissolution
1.1.29.18.1.1                  EN Eletricidade do Brasil    Corporation             Brazil                  Service company
                               Ltda.
1.1.29.19                      Enron International Bahia    Company                 Cayman Islands          Inactive; to be
                               Ltd.                                                                         dissolved
1.1.29.19.1                    Enron International Bahia    Company                 Cayman Islands          Inactive; to be
                               Holdings Ltd.                                                                dissolved
1.1.29.20                      Enron International Bolivia  Company                 Cayman Islands          Intermediate
                               Holdings Ltd.                                                                non-utility holding
                                                                                                            company
1.1.29.20.1                    Enron International Bolivia  Company                 Cayman Islands          Inactive non-utility
                               Investments Ltd.                                                             intermediate holding
                                                                                                            company; to be dissolved
1.1.29.20.2                    GasOriente Boliviano Ltda.   Corporation             Bolivia                 Natural gas service
                                                                                                            company
1.1.29.21                      Enron South America Energy   Company                 Cayman Islands          Non-utility holding
                               Services Holdings Ltd.                                                       company; to be dissolved
1.1.29.21.1                    Enron South America Energy   Company                 Cayman Islands          Intermediate
                               Services Investments Ltd.                                                    non-utility holding
                                                                                                            company; to be dissolved
1.1.29.22                      Enron South America Turbine  Limited Liability       Delaware                Inactive; to be
                               LLC                          Company                                         dissolved
1.1.29.23                      Enron Transportadora de      Company                 Cayman Islands          Intermediate
                               Bolivia Ltd.                                                                 non-utility holding
                                                                                                            company; to be dissolved
1.1.29.23.1                    Enron Transportadora         Public Limited Company  Bolivia                 Inactive; to be
                               (Bolivia) S.A.                                                               dissolved
1.1.29.24                      Enron Transportadora Uruguay Company                 Cayman Islands          Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company; to be dissolved


                                                             Page 12 of 64



1.1.29.24.1                    Perez Enron Transportadora   Company                 Cayman Islands          Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.29.25                      Global Petroleum & Gas       Company                 Cayman Islands          Inactive; to be
                               Industry II Limited                                                          dissolved
1.1.29.26                      International Energy         Corporation             Delaware                Intermediate
                               Developments of Peru Corp.                                                   non-utility holding
                                                                                                            company; to be dissolved
1.1.29.27                      International Energy         Corporation             Delaware                Intermediate
                               Investments of Peru Corp.                                                    non-utility holding
                                                                                                            company; to be dissolved
1.1.29.28                      International Energy         Corporation             Delaware                Intermediate
                               Holdings of Peru Corp.                                                       non-utility holding
                                                                                                            company; to be dissolved
1.1.29.29                      Rio Energia Holdings Ltd.    Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.29.30                      Rio Energia Investments Ltd. Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.1.29.31                      Southern Brazil Electric     Company                 Cayman Islands          Intermediate
                               Holdings Ltd.                                                                non-utility holding
                                                                                                            company; to be dissolved
1.1.29.31.1                    Enron Sao Paulo Investments  Company                 Cayman Islands          Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.29.31.1.1                  Enron Electric Sao Paulo     Limited Partnership     The Netherlands         Inactive; to be
                               C.V.                                                                         dissolved
1.1.29.32                      Southern Cone Gas Ltd.       Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; proposed for
                                                                                                            dissolution
1.1.29.33                      Southwest Brazil Electric    Company                 Cayman Islands          Limited partner; to be
                               Holdings Ltd.                                                                dissolved
1.1.29.33.1                    Enron Mato Grosso do Sul     Company                 Cayman Islands          General partner; to be
                               Investments Ltd.                                                             dissolved
1.1.29.33.1.1                  Enron Electric Mato Gross do Limited Partnership     The Netherlands         Construction services
                               Sul C.V.                                                                     company; to be dissolved
1.1.29.34                      Transborder Gas Services     Company                 Cayman Islands          Natural gas services
                               Ltd.                                                                         company
1.1.29.35                      Transborder Supply Services  Company                 Cayman Islands          Inactive; in process of
                               Ltd.                                                                         dissolution
1.1.30                         ET Power 1 LLC               Limited Liability       Delaware                Non-utility company; to
                                                            Company                                         be dissolved
1.1.31                         LFT Power I, LLC             Limited Liability       Delaware                Non-utility company; to
                                                            Company                                         be dissolved
1.1.32                         LFT Power II, LLC            Limited Liability       Delaware                Non-utility company; to
                                                            Company                                         be dissolved
1.1.33                         LFT Power III, L.L.C.        Limited Liability       Delaware                Non-utility company; to
                                                            Company                                         be dissolved
1.1.33.1                       ET Power 3 LLC               Limited Liability       Delaware                Non-utility company; to
                                                            Company                                         be dissolved
1.1.33.1.1                     Mesquite Holdings B.V.       Corporation             The Netherlands         Non-utility company
1.1.33.1.1.1                   Enron Dutch Investment No. 2 Unlimited Company       England                 Inactive; proposal to
                                                                                                            strike entity at
                                                                                                            Companies House


                                                             Page 13 of 64



1.1.33.1.1.2                   Enron Turkey Energy B.V.     Corporation             The Netherlands         Non-utility company
1.1.33.1.1.2.1                 Enron Power Holdings C.V.    General Partnership     The Netherlands         Non-utility company
1.1.33.1.1.2.2                 Enron Power Holdings         Corporation             The Netherlands         Non-utility company
                               (Turkey) B.V.
1.1.33.1.1.2.2.1               Trakya Elektrik Uretim ve    Corporation             Turkey                  Exempt wholesale
                               Ticaret A.S.                                                                 generator
1.1.34                         Paulista Electrical          Limited Liability       Delaware                Debtor entity;
                               Distribution L.L.C.          Company                                         non-utility holding
                                                                                                            company; to be dissolved
1.1.34.1                       Enron Brazil Power Holdings  Company                 Cayman Islands          Non-utility holding
                               V Ltd.                                                                       company
1.1.34.1.1                     Enron Brazil Power           Company                 Cayman Islands          Non-utility holding
                               Investments V Ltd.                                                           company
1.1.34.1.2                     Enron Investimentos          Corporation             Brazil                  Non-utility holding
                               Energeticos Ltda.                                                            company
1.1.34.1.3                     EPC - Empresa Paranaense     Corporation             Brazil                  Non-utility holding
                               Comercializadora Ltda.                                                       company
1.1.35                         Travamark Two B.V.           Corporation             The Netherlands         Intermediate holding
                                                                                                            company; to be dissolved
1.1.35.1                       Offshore Power Production    General Partnership     The Netherlands         Debtor entity;
                               C.V.                                                                         intermediate holding
                                                                                                            company; to be dissolved
1.1.35.1.1                     Enron Mauritius Company      Company                 Mauritius               Debtor entity;
                                                                                                            intermediate holding
                                                                                                            company; to be dissolved
1.1.35.1.1.1                   Dabhol Power Company         Company                 India, Marahashtra      Receivor appointed;
                                                                                                            foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.1.35.1.1.2                   NTM Holdings Ltd.            Company                 Cayman Islands          Non-utility holding
                                                                                                            company; to be dissolved
1.1.35.1.2                     Enron India Holdings Ltd.    Company                 Cayman Islands          Debtor entity;
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.2                            Atlantic Water Trust         Business Trust          Delaware                Beneficial owner of
                                                                                                            certain equity
                                                                                                            interests; to be
                                                                                                            dissolved
1.2.1                          Bristol Water Trust          Business Trust          Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.2.2                          Azurix Corp.                 Corporation             Delaware                Holding company for
                                                                                                            water group; to be
                                                                                                            dissolved
1.2.2.1                        AEL Finance B.V.             Company                 The Netherlands         Financing entity; to be
                                                                                                            dissolved
1.2.2.2                        Azurix AGOSBA Holdings Ltd.  Company                 Cayman Islands          Intermediate holding
                                                                                                            company; to be dissolved
1.2.2.2.1                      Azurix AGOSBA Ltd.           Company                 Cayman Islands          Argentine water project
                                                                                                            company; to be dissolved
1.2.2.2.2                      Operadora de Buenos Aires    Limited Liability       Argentina               Argentine water and
                               S.R.L.                       Company                                         sewage service company;
                                                                                                            to be dissolved


                                                             Page 14 of 64



1.2.2.3                        Azurix Argentina Holding,    Corporation             Delaware                Intermediate holding
                               Inc.                                                                         company; to be dissolved
1.2.2.3.1                      Azurix AGOSBA S.R.L.         Limited Liability       Argentina               Argentine water and
                                                            Company                                         sewage service company;
                                                                                                            to be dissolved
1.2.2.3.1.1                    Azurix Buenos Aires S.A.     Company                 Argentina               Argentine water and
                                                                                                            sewage service company;
                                                                                                            to be dissolved
1.2.2.3.2                      Azurix Argentina Services    Limited Liability       Argentina               Argentine water and
                               S.R.L.                       Company                                         sewage service company;
                                                                                                            to be dissolved
1.2.2.4                        Azurix Argentina Investments Company                 Cayman Islands          Financing entity; to be
                               Ltd.                                                                         dissolved
1.2.2.5                        Azurix Brasil Holdings Ltd.  Company                 Cayman Islands          Water and wastewater
                                                                                                            project services
                                                                                                            company; to be dissolved
1.2.2.6                        Azurix Buenos Aires          Company                 Cayman Islands          Financing entity; to be
                               Investments Ltd.                                                             dissolved
1.2.2.6.1                      Azurix Argentina Finance Ltd.Company                 Cayman Islands          Financing entity; to be
                                                                                                            dissolved
1.2.2.7                        Azurix Cancun B.V.           Private Limited Company The Netherlands         Non-gas and non-power
                                                                                                            utility holding
                                                                                                            company; to be dissolved
1.2.2.8                        Azurix Finance Corp.         Corporation             Delaware                Financing entity; to be
                                                                                                            dissolved
1.2.2.9                        Azurix Germany B.V.          Private Limited Company The Netherlands         Non-gas and non-power
                                                                                                            utility holding
                                                                                                            company; to be dissolved
1.2.2.9.1                      Azurix Butzbach Holdings GmbHPrivate Limited         Germany                 Non-gas and non-power
                                                            Liability Company                               utility holding
                                                                                                            company; to be dissolved
1.2.2.9.1.1                    Lurgi Bamag do Brasil Ltda.  Corporation             Brazil                  Engineering and
                                                                                                            projection management
                                                                                                            service company; to be
                                                                                                            dissolved
1.2.2.10                       Azurix IASA B.V.             Private Limited Company The Netherlands         Non-gas and non-power
                                                                                                            utility holding
                                                                                                            company; to be dissolved
1.2.2.11                       Azurix Isla Mujeres B.V.     Private Limited Company The Netherlands         Mexican water service
                                                                                                            and sewage company; to
                                                                                                            be dissolved
1.2.2.12                       Azurix Ltd.                  Company                 Cayman Islands          Non-gas and non-power
                                                                                                            utility holding
                                                                                                            company; to be dissolved
1.2.2.12.1                     Azurix Europe Ltd.           Private Limited Company England                 Non-gas and non-power
                                                                                                            utility holding
                                                                                                            company; to be dissolved
1.2.2.13                       Azurix Mexico City B.V.      Private Limited Company The Netherlands         Mexican water service
                                                                                                            and sewage company; to
                                                                                                            be dissolved


                                                             Page 15 of 64



1.2.2.14                       Azurix Misiones Holdings Ltd.Company                 Cayman Islands          Non-gas and non-power
                                                                                                            utility holding
                                                                                                            company; to be dissolved
1.2.2.14.1                     Azurix Misiones Ltd.         Company                 Cayman Islands          Argentine water project
                                                                                                            company; to be dissolved
1.2.2.14.2                     Azurix Ecopreneur Holdings   Limited Liability       Argentina               Argentine water service
                               S.R.L.                       Company                                         and sewage company; to
                                                                                                            be dissolved
1.2.2.15                       Rio Azul Cayman Holdings     Company                 Cayman Islands          Non-utility holding
                               Limited                                                                      company; to be dissolved
1.2.2.15.1                     Rio Azul Cayman Limited      Company                 Cayman Islands          Special purpose entity;
                                                                                                            to be dissolved
1.3                            Bam Lease Company            Corporation             Delaware                Debtor entity; special
                                                                                                            purpose entity; to be
                                                                                                            dissolved
1.3.1                          Kingfisher I LLC             Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.4                            Citrus Corp.                 Corporation             Delaware                Intermediate
                                                                                                            non-utility holding
                                                                                                            company
1.4.1                          Citrus Energy Services, Inc. Corporation             Delaware                Transportation
                                                                                                            management service
                                                                                                            company
1.4.2                          Citrus Trading Corp.         Corporation             Delaware                Gas marketing company
1.4.3                          Florida Gas Transmission     Corporation             Delaware                Interstate natural gas
                               Company                                                                      transmission pipeline
1.5                            Clinton Energy Management    Corporation             Ohio                    Debtor entity; energy
                               Services, Inc.                                                               marketing and related
                                                                                                            energy-management
                                                                                                            services; to be
                                                                                                            dissolved
1.6                            CrossCountry Energy Corp.    Corporation             Delaware                Intended ultimate
                                                                                                            holding company for
                                                                                                            North American pipelines
1.6.1                          CrossCountry Alaska, LLC     Limited Liability       Delaware                To hold rights
                                                            Company                                         associated with a
                                                                                                            natural gas pipeline
                                                                                                            from AK to NW Alberta
1.6.2                          CrossCountry Citrus Corp.    Corporation             Delaware                Intended holding
                                                                                                            company for Citrus
                                                                                                            Corp.
1.7                            CrossCountry Energy, LLC     Limited Liability       Delaware                Intended holding
                                                            Company                                         company for North
                                                                                                            American pipelines
1.8                            East Java Funding Corp. B.V. Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.9                            EGP Fuels Company            Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.10                           PE Holdings LLC              Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.10.1                         Egret I LLC                  Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.10.1.1                       Whitewing Management LLC     Limited Liability       Delaware                Debtor entity;
                                                            Company                                         inactive; to be
                                                                                                            dissolved
1.10.1.1.1                     Whitewing Associates, L.P.   Limited Partnership     Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.10.1.1.1.1                   Blue Heron I LLC             Limited Liability       Delaware                Debtor entity;
                                                            Company                                         inactive; to be
                                                                                                            dissolved
1.10.1.1.1.1.1                 Anhinga, L.P.                Limited Partnership     Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved


                                                             Page 16 of 64



1.10.1.1.1.1.1.1               Turnstone, L.L.C.            Limited Liability       Delaware                Debtor entity;
                                                            Company                                         inactive; to be
                                                                                                            dissolved
1.10.1.1.1.1.2                 ENA Asset Holdings L.P.      Limited Partnership     Delaware                Debtor entity; special
                                                                                                            purpose entity; to be
                                                                                                            dissolved
1.10.1.1.1.1.3                 Fiber Systems L.P.           Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.10.1.1.1.1.4                 Merlin Acquisition L.P.      Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.10.1.1.1.1.4.1               ECT Colombia Pipeline        Company                 Cayman Islands          Intermediate holding
                               Holdings 2 Ltd.                                                              company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1             Promigas S.A. E.S.P.         Company                 Colombia                Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.1           Gases del Caribe S.A.,       Company                 Colombia                Foreign utility
                               E.S.P.                                                                       company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.1.1         Gases de la Guajira S.A.,    Company                 Colombia                Foreign utility
                               E.S.P.                                                                       company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.1.2         Gas de Risaralda S.A.        Corporation             Colombia                Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.2           Gases del Norte del Valle,   Corporation             Colombia                Foreign utility
                               S.A., E.S.P.                                                                 company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.3           Gases del Occidente S.A.,    Corporation             Colombia                Foreign utility
                               E.S.P.                                                                       company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.4           Gas Natural Comprimido S.A.  Corporation             Colombia                Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.5           Gas Natural del Centro S.A., Corporation             Colombia                Foreign utility
                               E.S.P                                                                        company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.6           Gas Natural S.A., E.S.P.     Corporation             Colombia                Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.7           Surtigas S.A., E.S.P.        Corporation             Colombia                Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.8           Gases de Boyaca y Santander  Corporation             Colombia                Foreign utility
                               S.A.                                                                         company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.9           Sociedad Transportadora de   Corporation             Colombia                Foreign utility
                               Gas de Oriente                                                               company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.10          Transportadora de Metano     Corporation             Colombia                Foreign utility
                               S.A. E.S.P                                                                   company; to be divested
                                                                                                            or dissolved


                                                             Page 17 of 64



1.10.1.1.1.1.4.1.1.11          Transoccidente S.A. E.S.P.   Corporation             Colombia                Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.12          Desarrollos Empresariales    Corporation             Colombia                Special Purpose Entity;
                               Caucanos S.A.                                                                to be divested or
                                                                                                            dissolved
1.10.1.1.1.1.4.1.1.13          Ingenio la Cana S.A.         Corporation             Colombia                Special Purpose Entity;
                                                                                                            to be divested or
                                                                                                            dissolved
1.10.1.1.1.1.4.1.1.14          Proyectos Energeticos del    Corporation             Colombia                Special Purpose Entity;
                               Cauca S.A.                                                                   to be divested or
                                                                                                            dissolved
1.10.1.1.1.1.4.1.1.15          Sociedad de Inveriones de    Corporation             Colombia                Special Purpose Entity;
                               Energia S.A.                                                                 to be divested or
                                                                                                            dissolved
1.10.1.1.1.1.4.1.1.16          Promigas Telecomunicaciones  Corporation             Colombia                Foreign utility
                               S.A.                                                                         company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.17          Enred Comunicaciones S.A.    Corporation             Colombia                Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.10.1.1.1.1.4.1.1.18          Sociedad de Acueducto,       Corporation             Colombia                Foreign utility
                               Alcantrillado y Aseo de                                                      company; to be divested
                               Barranquilla S.A. E.S.P                                                      or dissolved
1.10.1.1.1.1.5                 Pelican Bidder LLC           Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.10.1.1.1.1.5.1               Blackbird S.a.r.l.           Corporation             Luxembourg              Intermediate holding
                                                                                                            company; to be dissolved
1.10.1.1.1.1.5.2               Pelican Bidder Cayman        Company                 Cayman Islands          Inactive; to be
                               Limited                                                                      dissolved
1.10.1.1.1.1.6                 Purple Martin, LLC           Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.10.1.1.1.1.7                 Quail Energy, L.P.           Limited Partnership     Delaware                Inactive; to be
                                                                                                            dissolved
1.10.1.1.1.1.8                 SE Acquisition, L.P.         Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.10.1.1.1.1.9                 SE Goldeneye, L.P.           Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.10.1.1.1.1.9.1               Canvasback LLC               Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.10.1.1.1.1.10                SE Raptor L.P.               Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.10.1.1.1.1.11                SE Raven L.P.                Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.10.1.1.1.1.12                SE Thunderbird L.P.          Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.10.1.1.1.1.12.1              Ibis Turbine Corporation     Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.10.1.1.1.1.13                Woodlark, L.P.               Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.10.1.1.1.2                   Condor Share Trust           Business Trust          Delaware                Inactive; to be
                                                                                                            dissolved
1.10.2                         Peregrine I LLC              Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.11                           ENA CLO I Holding Company GP Limited Liability       Delaware                Special purpose entity;
                               L.L.C.                       Company                                         to be dissolved
1.11.1                         ENA CLO I Holding Company II Limited Partnership     Delaware                Special purpose entity;
                               L.P.                                                                         to be dissolved


                                                             Page 18 of 64



1.12                           Generacion Mediterranea, S.A.Corporation             Argentina               Foreign utility company
1.13                           Enron BW Holdings Ltd.       Corporation             Cayman Islands          Intermediate
                                                                                                            non-gas/non-power
                                                                                                            holding company; to be
                                                                                                            divested or dissolved
1.14                           Enron Capital Investments    Corporation             Delaware                Holding company for
                               Corp.                                                                        investments; to be
                                                                                                            dissolved
1.14.1                         Enron Diversified            Corporation             Delaware                Special purpose entity;
                               Investments Corp.                                                            to be dissolved
1.15                           Enron Capital LLC            Corporation             Turks and Caicos        Special purpose entity;
                                                                                                            to be dissolved
1.16                           Enron Capital Resources, L.P.Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.17                           Enron Cayman Leasing Ltd.    Corporation             Cayman Islands          Inactive; to be
                                                                                                            dissolved
1.17.1                         Enron Property Management    Corporation             Delaware                Special purpose entity;
                               Corp.                                                                        to be dissolved
1.17.1.1                       Enron Leasing Partners, L.P. Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.18                           Enron Ceska Republika B.V.   Corporation             The Netherlands         Project development
                                                                                                            company; to be dissolved
1.19                           Enron Communications Group,  Corporation             Oregon                  Debtor entity;
                               Inc.                                                                         telecommunications
                                                                                                            utility holding
                                                                                                            company; to be dissolved
1.19.1                         Enron Broadband Services,    Corporation             Oregon                  Debtor entity;
                               Inc.                                                                         telecommunications
                                                                                                            utility company; to be
                                                                                                            dissolved
1.19.1.1                       Big Island VIII, L.L.C.      Limited Liability       Delaware                Special purpose entity
                                     Company
1.19.1.2                       DataSystems Group, Inc.      Corporation             Texas                   Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.19.1.3                       EBS Content System L.L.C.    Limited Liability       Delaware                Non-utility holding
                                                            Company                                         company; to be divested
                                                                                                            or dissolved
1.19.1.4                       EBS Global Cable and         Corporation             Nevada                  Inactive; to be
                               Satellite, Inc.                                                              dissolved
1.19.1.5                       ECI-Nevada Corp.             Corporation             Nevada                  Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.19.1.6                       ECI-Texas, L.P.              Limited Partnership     Texas                   Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.19.1.7                       EnRock Management, LLC       Limited Liability       Texas                   Debtor entity;
                                                            Company                                         inactive; to be
                                                                                                            dissolved
1.19.1.7.1                     EnRock, L.P.                 Limited Partnership     Texas                   Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.19.1.8                       Enron Broadband Services,    Limited Partnership     Delaware                Debtor entity;
                               L.P.                                                                         telecommunications
                                                                                                            company; to be dissolved
1.19.1.9                       Enron Broadband Investments  Corporation             Delaware                Intermediate
                               Corp.                                                                        non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.19.1.9.1                     EBS Investments, L.L.C.      Limited Liability       Delaware                Intermediate
                                                            Company                                         non-utility holding
                                                                                                            company; to be dissolved
1.19.1.9.2                     S-Future L.L.C.              Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.19.1.9.3                     S-Past L.L.C.                Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved


                                                             Page 19 of 64



1.19.1.9.4                     S-Present L.L.C.             Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.19.1.10                      Enron Broadband Services     Corporation             Canada Federal          Telecommunications
                               Canada Inc.                                                                  utility company; to be
                                                                                                            dissolved
1.19.1.11                      Enron Broadband Services     Private Limited Company The Netherlands         Inactive; to be
                               Netherlands B.V.                                                             dissolved
1.19.1.11.1                    EBS Mexico, LLC              Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.19.1.11.2                    Enron Broadband Services     Private Limited Company The Netherlands         Inactive; to be
                               Asia B.V.                                                                    dissolved
1.19.1.11.3                    Enron Broadband Services     Corporation             Singapore               Inactive; in
                               Asia/Pacific Pte Ltd                                                         liquidation; to be
                                                                                                            dissolved
1.19.1.11.4                    Enron Broadband Services     Corporation             Australia               Inactive; to be
                               Australia Pty Limited                                                        dissolved
1.19.1.11.5                    Enron Broadband Services     Corporation             Denmark                 Inactive; in
                               Denmark ApS                                                                  liquidation; to be
                                                                                                            dissolved
1.19.1.11.6                    Enron Broadband Services     Private Limited  CompanySpain                   Inactive; to be
                               Espana S.L.                                                                  dissolved
1.19.1.11.7                    Enron Broadband Services     Limited Partnership     France                  Inactive; under
                               France S.A.S.                                                                court-appointed
                                                                                                            receivor; to be
                                                                                                            dissolved
1.19.1.11.8                    Enron Broadband Services     Private Limited  CompanyItaly                   Inactive; to be
                               Italy S.r.L.                                                                 dissolved
1.19.1.11.9                    Enron Broadband Services     Private Limited  CompanyThe Netherlands         Inactive; to be
                               Japan B.V.                                                                   dissolved
1.19.1.11.10                   Enron Broadband Services     Corporation             Japan                   Inactive; to be
                               Japan K.K.                                                                   dissolved
1.19.1.11.11                   Enron Broadband Servicios de Limited Liability       Mexico                  Inactive; to be
                               Mexico SRL de CV             Company w/variable                              dissolved
                                     capital
1.19.1.11.12                   Enron Broadband Services     Private Limited  CompanyThe Netherlands         Inactive; to be
                               Netherlands 2 B.V.                                                           dissolved
1.19.1.11.13                   Enron Broadband Services     Corporation             Japan                   Inactive; to be
                               Network Y.K.                                                                 dissolved
1.19.1.11.14                   Enron Broadband Services     Private Limited  CompanyThe Netherlands         Inactive; to be
                               Operating Company B.V.                                                       dissolved
1.19.1.11.15                   Enron Broadband Services     Stock Company           Sweden                  Inactive; to be
                               Sweden AB                                                                    dissolved
1.19.1.11.16                   Enron Broadband Services     Private Limited  CompanyEngland                 Inactive; local
                               Marketing Limited                                                            insolvency in process*
1.19.1.11.17                   Enron Broadband Services UK  Corporation             England                 Inactive; local
                               Limited                                                                      insolvency in process*
1.19.1.12                      Enron Communications India   Company                 Cayman Islands          Inactive; to be
                               I, Ltd.                                                                      dissolved
1.19.1.12.1                    Enron India CDS Holdings     Corporation             Mauritius               Non-utility holding
                               Ltd.                                                                         company; to be dissolved
1.19.1.13                      Enron Communications Leasing Corporation             Nevada                  Debtor entity;
                               Corp.                                                                        telecommunications
                                                                                                            equipment financing
                                                                                                            company; to be dissolved
1.19.1.14                      Enron Global Communications  Company                 Cayman Islands          Inactive; to be
                               Ltd.                                                                         dissolved
1.19.1.14.1                    EBS Hong Kong, Ltd.          Company                 Cayman Islands          Inactive; to be
                                                                                                            dissolved
1.19.1.14.2                    Enron Broadband Services     Limited Company         Hong Kong               Inactive; in
                               Hong Kong Limited                                                            liquidation; to be
                                                                                                            dissolved
1.19.1.15                      Enron Telecommunications,    Corporation             Delaware                Debtor entity;
                               Inc.                                                                         telecommunications
                                                                                                            company; to be dissolved


                                                             Page 20 of 64



1.19.1.16                      FTV Communications LLC       Limited Liability       Delaware                Fiber-optic
                                                            Company                                         telecommunications
                                                                                                            network owner/operator;
                                                                                                            to be divested or
                                                                                                            dissolved
1.19.1.17                      McGarret VIII, L.L.C.        Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.19.1.18                      Modulus Technologies, Inc.   Corporation             Texas                   Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.20                           Enron CPO Holdings, Inc.     Corporation             Delaware                Financing entity; to be
                                                                                                            dissolved
1.20.1                         Enron International CPO B.V. Private Limited Company The Netherlands         Financing entity; to be
                                                                                                            dissolved
1.21                           Enron CPO Management         Corporation             Delaware                Shelf company; to be
                               Holdings I, Inc.                                                             dissolved
1.22                           Enron CPO Management         Corporation             Delaware                Shelf company; to be
                               Holdings II, Inc.                                                            dissolved
1.22.1                         Enron CPO Management, L.P.   Limited Partnership     Delaware                Shelf company; to be
                                                                                                            dissolved
1.23                           Enron CTS International,     Corporation             Delaware                Management services
                               Inc.                                                                         company; to be dissolved
1.24                           Enron Development Piti       Corporation             Delaware                Intermediate holding
                               Holdings Corp.                                                               company
1.24.1                         Marianas Energy Company LLC  Limited Liability       Delaware                Foreign utility company
                                     Company
1.25                           Enron Energy Services        Corporation             Delaware                Intermediate
                               International Co.                                                            non-utility holding
                                                                                                            company; to be dissolved
1.25.1                         Enron Energy Services Canada Corporation             Alberta                 Inactive; to be
                               Corp.                                                                        dissolved
1.25.1.1                       Enron Direct Canada Corp.    Corporation             Alberta                 Inactive; to be
                                                                                                            dissolved
1.25.1.1.1                     Enron Direct Limited         Limited Partnership     Alberta                 Inactive; to be
                               Partnership                                                                  dissolved
1.25.2                         Enron Energy Services Europe Private Limited Company The Netherlands         Holding company for
                               B.V.i.l.                                                                     European entities; in
                                                                                                            liquidation; to be
                                                                                                            dissolved
1.25.2.1                       EES Europe 2 B.V.            Private Limited Company The Netherlands         Inactive; in insolvency
                                                                                                            proceedings; to be
                                                                                                            divested or dissolved
1.25.2.2                       Enron Energy Services France Limited Partnership     France                  Inactive; energy
                               S.A.S.                                                                       outsource service
                                                                                                            provider; to be
                                                                                                            divested or dissolved
1.25.2.3                       Enron Energy Services Italy  Private Limited Company Italy                   Under court-appointed
                               S.R.L.                                                                       liquidator
1.25.2.4                       Enron Energy Services LimitedPrivate Limited Company England                 Local insolvency in
                                                                                                            process*; to be
                                                                                                            dissolved
1.25.2.4.1                     Enron Energy Services        Private Limited Company England                 Local insolvency in
                               Engineering U.K. Limited                                                     process*; to be
                                                                                                            dissolved
1.25.2.4.2                     Enron Energy Services        Private Limited Company England                 Inactive*; to be
                               Operations U.K. Limited                                                      divested or dissolved
1.25.2.4.3                     TME Torpy Limited            Private Limited Company England                 Local insolvency in
                                                                                                            process*
1.25.2.4.3.1                   TME Engineers Limited        Private Limited Company England                 Engineering and design
                                                                                                            services; local
                                                                                                            insolvency in process*


                                                             Page 21 of 64



1.25.2.4.3.2                   TME Northern Limited         Private Limited Company England                 Engineering and design
                                                                                                            services; local
                                                                                                            insolvency in process*
1.25.2.5                       Enron Energy Services        Private Limited Company The Netherlands         Energy outsource
                               Netherlands B.V.                                                             service provider; under
                                                                                                            court-appointed
                                                                                                            liquidator; to be
                                                                                                            dissolved
1.25.2.6                       Enron Energy Services        Quoted Company          Portugal                Engineering service
                               Portugal, LDA                                                                provider; to be
                                                                                                            divested or dissolved
1.25.2.7                       Enron Energy Services Spain, Private Limited Company Spain                   Engineering service
                               S.L.                                                                         provider; to be
                                                                                                            divested or dissolved
1.25.2.7.1                     Enron Directo, S.L.          Private Limited Company Spain                   Mid-market power
                                                                                                            marketer; under
                                                                                                            administration
1.25.2.8                       Enron Energy Services        Stock Company           Sweden                  Under court-appointed
                               Sverige AB                                                                   liquidator; to be
                                                                                                            dissolved
1.25.2.9                       Enron Middle Market Europe   Private Limited Company The Netherlands         Intermediate holding
                               Holdings 2 B.V.                                                              company
1.25.2.9.1                     Enron Middle Market Europe   Private Limited Company The Netherlands         Intermediate holding
                               Holdings B.V.                                                                company
1.25.2.9.1.1                   Enron Direct Netherlands B.V.Private Limited Company The Netherlands         Gas and electricity
                                                                                                            supplier; to be
                                                                                                            dissolved
1.25.3                         Enron Energy Services        Corporation             Delaware                Lessor for Brazilian
                               International Leasing, Inc.                                                  back-up generator to
                                                                                                            third party; to be
                                                                                                            dissolved
1.25.4                         Enron Energy Services Mexico Corporation             Delaware                Inactive; to be
                               Holding Co.                                                                  dissolved
1.25.4.1                       Energia Eficiente de Mexico  Limited Liability       Mexico                  Inactive; to be
                               Holding, S.de R.L.de C.V.    Company w/variable                              dissolved
                                     capital
1.25.4.1.1                     Energia Eficiente de Mexico  Limited Liability       Mexico                  Inactive; to be
                               Operaciones, S.de R.L.de     Company w/variable                              dissolved
                               C.V.                         capital
1.25.4.1.2                     Energia Eficiente de Mexico  Limited Liability       Mexico                  Inactive; to be
                               Servicios, S. de R.L. de     Company w/variable                              dissolved
                               C.V.                         capital
1.26                           Enron Energy Services, LLC   Limited Liability       Delaware                Debtor entity;
                                                            Company                                         intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.26.1                         Big Island I, L.L.C.         Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.2                         Big Island II, L.L.C.        Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.3                         Big Island III, L.L.C.       Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.4                         Bora Bora Z, L.L.C.          Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.5                         Cortez Energy Services, LLC  Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.26.6                         Desert I LLC                 Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved


                                                             Page 22 of 64



1.26.7                         Enron Energy Services        Corporation             Delaware                Debtor entity; energy
                               Operations, Inc.                                                             outsource service
                                                                                                            provider; to be
                                                                                                            dissolved
1.26.7.1                       Aeneas, L.L.C.               Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.2                       Big Island X, L.L.C.         Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.3                       Blackbird 2 LLC              Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.4                       Blackbird 1 LLC              Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.5                       Brant LLC                    Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.6                       Danno II, L.L.C.             Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.7                       EES Property Services, Inc.  Corporation             Delaware                Property services
                                                                                                            company; to be dissolved
1.26.7.8                       EESO Merchant Investments,   Corporation             Delaware                Debtor entity;
                               Inc.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.26.7.9                       Enron Acquisition III Corp.  Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.10                      Enron Energy Information     Corporation             Pennsylvania            Debtor entity;
                               Solutions, Inc.                                                              developer and marketer
                                                                                                            of power usage
                                                                                                            software; to be
                                                                                                            dissolved
1.26.7.11                      Enron Energy Marketing Corp. Corporation             California              Debtor entity; energy
                                                                                                            marketing; to be
                                                                                                            dissolved
1.26.7.12                      Enron Energy Services, Inc.  Corporation             Delaware                Debtor entity; energy
                                                                                                            marketing; to be
                                                                                                            dissolved
1.26.7.13                      Enron Energy Services North  Corporation             California              Debtor entity;
                               America, Inc.                                                                non-utility holding
                                                                                                            company; to be dissolved
1.26.7.13.1                    Bentley Energy Services, Inc.Corporation             California              Inactive; to be
                                                                                                            dissolved
1.26.7.13.2                    THE BMP Team, L.L.C.         Limited Liability       Delaware                Energy project
                                                            Company                                         developer; to be
                                                                                                            divested or dissolved
1.26.7.14                      Enron Federal Solutions, Inc.Corporation             Delaware                Debtor entity;
                                                                                                            privatization of
                                                                                                            utility systems at
                                                                                                            federal installations;
                                                                                                            to be dissolved
1.26.7.15                      Maui II, L.L.C.              Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.16                      McGarret X, L.L.C.           Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.16.1                    LE Hesten Energy LLC         Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.26.7.17                      Merganser LLC                Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.18                      Omicron Enterprises, Inc.    Corporation             Delaware                Debtor entity;
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.26.7.18.1                    Artemis Associates, L.L.C.   Limited Liability       Delaware                Debtor entity;
                                                            Company                                         non-utility holding
                                                                                                            company; to be dissolved


                                                             Page 23 of 64



1.26.7.18.1.1                  Enron Facility Services,     Corporation             Delaware                Non-utility holding
                               Inc.                                                                         company; to be dissolved
1.26.7.18.1.1.1                EFS II, Inc.                 Corporation             Delaware                Debtor entity;
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.26.7.18.1.1.2                EFS Holdings, Inc.           Corporation             Delaware                Debtor entity;
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.26.7.18.1.1.2.1              EES Service Holdings, Inc.   Corporation             Delaware                Debtor entity;
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.26.7.18.1.1.2.1.1            Pyramid I Asset, L.L.C.      Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.18.1.1.2.1.2            ServiceCo Holdings, Inc.     Corporation             Delaware                Non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.26.7.18.1.1.2.1.2.1          FieldCentrix, Inc.           Corporation             California              Non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.26.7.18.1.1.2.1.2.2          ServiceCo Operations, Inc.   Corporation             Delaware                Non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.26.7.18.1.1.2.1.2.2.1        Affiliated Building          Corporation             Delaware                Non-utility holding
                               Services, Inc. Holding                                                       company; to be divested
                               Company                                                                      or dissolved
1.26.7.18.1.1.2.1.2.2.1.1      Affiliated Building          Corporation             Delaware                Payroll and corporate
                               Services, Inc.                                                               services company ; to
                                                                                                            be divested or dissolved
1.26.7.18.1.1.2.1.2.2.1.1.1    Philadelphia Airport         General Partnership     Pennsylvania            Operations/maintenance
                               Services                                                                     joint venture
1.26.7.18.1.1.2.1.2.2.1.1.2    Affiliated Building          Corporation             Delaware                Non-utility holding
                               Services, Inc. Investment                                                    company; to be divested
                               Company                                                                      or dissolved
1.26.7.18.1.1.2.1.2.2.2        The Linc Corporation Holding Corporation             Delaware                Non-utility holding
                               Company                                                                      company; to be divested
                                                                                                            or dissolved
1.26.7.18.1.1.2.1.2.2.2.1      The Linc Corporation         Corporation             Pennsylvania            Non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.26.7.18.1.1.2.1.2.2.2.1.1    The Linc Corporation         Corporation             Delaware                Non-utility holding
                               Investment Company                                                           company; to be divested
                                                                                                            or dissolved
1.26.7.18.1.1.2.1.2.2.2.3      Enron Energy Services        Corporation             Delaware                Non-utility holding
                               Process Technologies, Inc.                                                   company; to be divested
                                                                                                            or dissolved
1.26.7.18.1.1.2.1.2.2.2.3.1    Integrated Process           Limited Liability       Delaware                Building maintenance
                               Technologies, LLC            Company                                         and related services;
                                                                                                            to be divested or
                                                                                                            dissolved
1.26.7.18.1.1.2.1.2.2.3        Linc Service Holdings, Inc.  Corporation             Delaware                Non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved


                                                             Page 24 of 64



1.26.7.18.1.1.2.1.2.2.3.1      Linc Mechanical Services,    Corporation             Delaware                Facilities maintenance
                               Inc.                                                                         service company; to be
                                                                                                            divested or dissolved
1.26.7.18.1.1.2.1.2.2.3.2      Linc Service Company         Corporation             Delaware                Facilities maintenance
                                                                                                            service company; to be
                                                                                                            divested or dissolved
1.26.7.18.1.1.2.1.2.2.3.2.1    Enron EES Acquisition I Corp.Corporation             Delaware                Non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.26.7.18.1.1.2.1.2.2.3.2.1.1  Jon Pierce Incorporated      Corporation             Texas                   Non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.26.7.18.1.1.2.1.2.2.3.2.1.1.1Pierce Mechanical, Inc.      Corporation             Delaware                HVAC contracting
                                                                                                            service company; to be
                                                                                                            divested or dissolved
1.26.7.18.1.1.2.1.2.2.3.2.2    The Linc Company             Corporation             Pennsylvania            Facilities maintenance
                                                                                                            service company; to be
                                                                                                            divested or dissolved
1.26.7.18.1.1.2.1.2.2.4        ServiceCo Corporate          Corporation             Delaware                Facilities maintenance
                               Services, Inc.                                                               payroll service
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.26.7.18.1.1.2.1.2.3          ServiceCo Technology, Inc.   Corporation             Delaware                Inactive; to be
                                                                                                            divested or dissolved
1.26.7.18.1.1.2.2              EFS Construction Management  Corporation             Delaware                Debtor entity;
                               Services, Inc.                                                               construction management
                                                                                                            service company; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3              EFS I, Inc.                  Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.1            EFS III, Inc.                Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.1.1          EFS IV, Inc.                 Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.1.1.1        EFS V, Inc.                  Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.1.2          EFS VI, LP                   Limited Partnership     New Jersey              Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.2            EFS Corporate Services, Inc. Corporation             Pennsylvania            Non-utility holding
                                                                                                            company; to be dissolved
1.26.7.18.1.1.2.3.3            EFS XIII, Inc.               Corporation             Florida                 Debtor entity;
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.26.7.18.1.1.2.3.3.1          EFS XVII, Inc.               Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.3.2          Jovinole Associates          General Partnership     Pennsylvania            Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.4            EFS VII, Inc.                Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.4.1          EFS VIII, Inc.               Corporation             Pennsylvania            Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.4.1.1        EFS IX, Inc.                 Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.4.1.2        EFS X, Inc.                  Corporation             Virginia                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.4.1.3        EFS XII, Inc.                Corporation             Virginia                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.4.1.4        EFS XI, Inc.                 Corporation             Virginia                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.26.7.18.1.1.2.3.5            EFS XV, Inc.                 Corporation             Pennsylvania            Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved


                                                             Page 25 of 64



1.26.7.19                      EES Settlement LLC           Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.20                      Psyche, L.L.C.               Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.21                      Teal LLC                     Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.7.21.1                    Pintail I LP                 Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.26.7.21.2                    Redhead I LP                 Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.26.7.22                      Tenant Services, Inc.        Corporation             Delaware                Debtor entity;
                                                                                                            utility-bill management
                                                                                                            company; to be dissolved
1.26.8                         Fiji Z, L.L.C.               Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.9                         McGarret I, L.L.C.           Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.10                        McGarret II, L.L.C.          Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.11                        McGarret III, L.L.C.         Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.12                        NewPower Holdings, Inc.      Corporation             Delaware                Non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.26.12.1                      TNPC Holdings, Inc.          Corporation             Delaware                Non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.26.12.1.1                    The New Power Company        Corporation             Delaware                Retail marketing and
                                                                                                            sale of gas and
                                                                                                            electricity; to be
                                                                                                            divested or dissolved
1.26.13                        Tahiti Trust                 Business Trust          Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.26.14                        Pronghorn I LLC              Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.14.1                      Big Island XII, L.L.C.       Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.14.2                      Big Island XIII, L.L.C.      Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.14.3                      Danno III, L.L.C.            Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.14.4                      Maui III, L.L.C.             Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.14.5                      McGarret XII, L.L.C.         Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.14.6                      McGarret XIII, L.L.C.        Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.26.14.7                      Porcupine I LLC              Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.26.15                        EES Warrant Trust            Business Trust          Delaware                Special Purpose Entity;
                                                                                                            to be divested or
                                                                                                            dissolved
1.27                           Enron Engineering &          Corporation             Texas                   Debtor entity;
                               Construction Company                                                         engineering/construction
                                                                                                            company; to be dissolved
1.27.1                         Enron Advisory Services,     Corporation             Delaware                Inactive; to be
                               Inc.                                                                         dissolved
1.27.2                         Enron Power & Industrial     Corporation             Delaware                Debtor entity;
                               Construction Company                                                         engineering/construction
                                                                                                            company; to be dissolved


                                                             Page 26 of 64



1.27.3                         EPC Estate Services, Inc.    Corporation             Delaware                Debtor entity;
                                                                                                            engineering/construction
                                                                                                            company; to be dissolved
1.27.3.1                       NEPCO Services               Corporation             Delaware                Debtor entity;
                               International, Inc.                                                          personnel services
                                                                                                            company; to be dissolved
1.27.3.1.1.                    NEPCO Power Construction do  Private Limited Company Brazil                  Engineering/construction
                               Brasil Ltda.                                                                 company; to be dissolved
1.27.3.2                       NEPCO Power Procurement      Corporation             Delaware                Debtor entity; major
                               Company                                                                      equipment buyer for
                                                                                                            power plants; to be
                                                                                                            dissolved
1.27.3.3                       Thai Nepco Co., Ltd.         Private Limited Company Thailand                Construction management
                                                                                                            services company; to be
                                                                                                            dissolved
1.27.4                         Operational Energy Corp.     Corporation             California              Debtor entity; energy
                                                                                                            plant O&M; to be
                                                                                                            dissolved
1.27.4.1                       OEC Holding Ltd.             Company                 Cayman Islands          Debtor entity;
                                                                                                            international O&M
                                                                                                            holding company; to be
                                                                                                            dissolved
1.27.4.1.1                     Enron Gaza Operations Ltd.   Company                 Cayman Islands          O&M service company; to
                                                                                                            be dissolved
1.27.4.1.2                     OEC Nigeria Limited          Company                 Nigeria                 O&M service company; to
                                                                                                            be dissolved
1.27.5                         National Energy Production   Corporation             Ontario                 Construction management
                               Corporation of Canada, Ltd.                                                  services company; to be
                                                                                                            dissolved
1.28                           Enron Equity Corp.           Corporation             Delaware                Holding company for
                                                                                                            foreign investments; to
                                                                                                            be divested or dissolved
1.28.1                         ECT Colombia Pipeline        Company                 Cayman Islands          Holding company for
                               Holdings 1 Ltd.                                                              foreign investments; to
                                                                                                            be dissolved
1.28.1.1                       Enron Colombia Marketing     Company                 Cayman Islands          Intermediate holding
                               Holdings Ltd.                                                                company for foreign
                                                                                                            investments; to be
                                                                                                            dissolved
1.28.1.1.1                     Gas Trade Servicios Ltda.    Company                 Cayman Islands          Natural gas marketing
                                                                                                            company in Colombia; to
                                                                                                            be dissolved
1.28.1.1.1.1                   ECT Colombia Pipeline        Branch                  Colombia                Natural gas marketing
                               Holdings 3 Ltd. - Colombia                                                   in Colombia; to be
                               Branch                                                                       dissolved
1.28.2                         Enron Holding Company L.L.C. Limited Liability       Delaware                Debtor entity;
                                                            Company                                         non-utility holding
                                                                                                            company; to be dissolved
1.28.2.1                       Enron Dominican Republic Ltd.Company                 Cayman Islands          Intermediate holding
                                                                                                            company
1.28.2.2                       Enron Dominican Republic     Company                 Cayman Islands          Intermediate holding
                               Operations Ltd.                                                              company
1.28.2.2.1                     Smith/Enron Cogeneracion     Stock Company           Dominican Republic      Inactive; to be
                               Internacional, S.A.                                                          dissolved
1.28.2.2.2                     Smith/Enron Cogeneration     Limited Partnership     Turks and Caicos        Foreign utility company
                               Limited Partnership


                                                             Page 27 of 64



1.28.2.2.3                     Smith/Enron O&M Limited      Limited Partnership     Turks and Caicos        Service company
                               Partnership
1.28.2.3                       Enron Global Power &         Limited Liability       Delaware                Foreign utility
                               Pipelines L.L.C.             Company                                         company; to be dissolved
1.28.2.3.1                     Enron Dominicana Holding     Company                 Cayman Islands          Non-utility holding
                               Limited                                                                      company
1.28.2.3.1.1                   Enron Dominicana Limited     Limited Partnership     Cayman Islands          Intermediate holding
                               Partnership                                                                  company
1.28.2.3.2                     Enron Power Philippines Corp.Corporation             Philippines             FUCO holding company
1.28.2.3.2.1                   Batangas Power Corp.         Corporation             Philippines             Foreign utility company
1.28.2.3.2.2                   Subic Power Corp.            Corporation             Philippines             Foreign utility company
1.28.2.3.3                     Puerto Quetzal Power Corp.   Corporation             Delaware                Non-utility holding
                                                                                                            company
1.28.3                         Enron International Energy   Private Limited Company Singapore               Inactive; in liquidation
                               (Asia) Pte. Ltd.
1.28.4                         Enron Light Hydrocarbons     Corporation             France                  Inactive; to be
                               France                                                                       dissolved
1.28.4.1                       Norelf Limited               Limited Company         Bermuda                 Inactive; in
                                                                                                            liquidation; to be
                                                                                                            dissolved
1.29                           Enron European Power         Limited Liability       Delaware                Special purpose entity;
                               Investor LLC                 Company                                         to be dissolved
1.29.1                         Big Island VI, L.L.C.        Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.29.2                         McGarret VI, L.L.C.          Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.30                           Enron Europe L.L.C.          Limited Liability       Delaware                Intermediate
                                                            Company                                         non-utility holding
                                                                                                            company; to be dissolved
1.31                           Enron Expat Services Inc.    Corporation             Delaware                Debtor entity;
                                                                                                            expatriate relocation
                                                                                                            and administrative
                                                                                                            services company; to be
                                                                                                            dissolved
1.31.1                         Enron Overseas Services Corp.Company                 Cayman Islands          Employer and paymaster
                                                                                                            services company; to be
                                                                                                            dissolved
1.32                           Enron Finance Management,    Limited Liability       Delaware                Special purpose entity;
                               LLC                          Company                                         to be dissolved
1.32.1                         Enron Asset Holdings, LLC    Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.32.1.1                       Enron LNG Power (Atlantic)   Company                 Cayman Islands          Inactive; to be
                               Ltd.                                                                         dissolved
1.32.1.1.1                     LNG Power IV Limited         Company                 Cayman Islands          Intermediate holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.32.1.1.1.1                   LNG Power II, L.L.C.         Limited Liability       Delaware                Intermediate holding
                                                            Company                                         company; to be divested
                                                                                                            or dissolved
1.32.1.2                       LNG Power I, L.L.C.          Limited Liability       Delaware                Intermediate holding
                                                            Company                                         company; to be divested
                                                                                                            or dissolved
1.32.1.3                       LNG Power VI Limited         Company                 Cayman Islands          Intermediate holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.32.1.3.1                     LNG Power III, L.L.C.        Limited Liability       Delaware                Intermediate holding
                                                            Company                                         company; to be divested
                                                                                                            or dissolved


                                                             Page 28 of 64



1.32.2                         Enron Northwest Assets, LLC  Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.32.3                         Enron Northwest Finance, LLC Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.32.3.1                       Enron Northwest              Limited Liability       Delaware                Inactive; to be
                               Intermediate, LLC            Company                                         dissolved
1.32.4                         Enron Finance Partners, LLC  Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.32.4.1                       Enron Intermediate Holdings, Limited Liability       Delaware                Special Purpose Entity;
                               LLC                          Company                                         to be divested or
                                                                                                            dissolved
1.33                           Enron Funding Corp.          Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.34                           Enron Global Exploration &   Corporation             Delaware                Intermediate
                               Production, Inc.                                                             non-utility holding
                                                                                                            company; to be dissolved
1.34.1                         EGEP Services Inc.           Corporation             Delaware                Inactive; to be
                                                                                                            dissolved
1.34.2                         EGEP China Inc.              Corporation             Delaware                Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.34.2.1                       EGEP China Company           Company                 Mauritius               Non-utility holding
                                                                                                            company; to be dissolved
1.35                           Enron Global Markets LLC     Limited Liability       Delaware                Debtor entity;
                                                            Company                                         commodities marketing;
                                                                                                            to be dissolved
1.35.1                         Enron Freight Markets Corp.  Corporation             Delaware                Debtor entity; rail and
                                                                                                            truck transportation
                                                                                                            service company; to be
                                                                                                            dissolved
1.35.2                         Enron Market Claims Trading  Corporation             Texas                   Non-utility holding
                               Corp.                                                                        company; to be dissolved
1.35.2.1                       Enron (Bermuda) Limited      Private Limited Company Bermuda                 Non-utility holding
                                                                                                            company; to be dissolved
1.36                           Enron Hrvatska Development   Limited Company         The Netherlands         Inactive; to be
                               B.V.                                                                         dissolved
1.37                           Enron Industrial Markets LLC Limited Liability       Delaware                Debtor entity;
                                                            Company                                         intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.37.1                         Enron Industrial Markets GP  Corporation             Delaware                Intermediate
                               Corp.                                                                        non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.37.1.1                       Sundance Industrial Partners Limited Partnership     Delaware                Special purpose entity;
                               L.P.                                                                         to be dissolved
1.37.1.1.1                     EIM Holdings I (Netherlands) Limited Company         The Netherlands         Intermediate
                               B.V.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.37.1.1.1.1                   EIM Holdings II              Limited Company         The Netherlands         Intermediate
                               (Netherlands) B.V.                                                           non-utility holding
                                                                                                            company; to be dissolved
1.37.1.1.1.1.1                 4138198 Canada Inc.          Corporation             Canada Federal          Inactive; to be
                                                                                                            dissolved
1.37.1.1.1.1.1.1               307272 Nova Scotia Company   Company                 Nova Scotia             Inactive; to be
                                                                                                            dissolved
1.37.1.1.1.1.1.2               Hansen Investments Co.       Company                 Nova Scotia             Financing entity; to be
                                                                                                            divested or dissolved
1.37.1.1.1.1.1.3               Newman Investments Co.       Company                 Nova Scotia             Financing entity; to be
                                                                                                            divested or dissolved


                                                             Page 29 of 64



1.37.1.1.1.1.1.4               Stadacona Holdco 1 Inc.      Corporation             Canada Federal          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.37.1.1.1.1.1.4.1             Stadacona Holdco 2 Inc.      Corporation             Canada Federal          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.37.1.1.1.1.1.4.1.1           Stadacona Holdco 3 Inc.      Corporation             Canada Federal          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.37.1.1.1.1.1.4.1.2           Papiers Stadacona Ltee.      Corporation             Canada Federal          Forest products
                                                                                                            operating entity; to be
                                                                                                            dissolved
1.37.1.1.1.1.1.4.1.2.1         Stadacona (US) Sales Corp.   Corporation             Delaware                Sales service company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.37.1.1.1.1.1.5               Stadacona Forest Products    Company                 Nova Scotia             Inactive; to be
                               Company                                                                      dissolved
1.37.1.1.1.1.1.5.1             Compagnie de Papiers         Corporation             Quebec                  Inactive; to be
                               Stadacona Ltee                                                               dissolved
1.37.1.1.2                     EIM Holdings (US) Inc.       Corporation             Delaware                Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.37.1.1.2.1                   Ste. Aurelie Timberlands Co. Corporation             Maine                   Forest products
                               Ltd.                                                                         operating entity; to be
                                                                                                            divested or dissolved
1.37.1.1.3                     Fishtail LLC                 Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.37.1.1.4                     Garden State Paper Company,  Limited Liability       Delaware                Debtor entity;
                               LLC                          Company                                         inactive; to be
                                                                                                            dissolved
1.38                           Enron International Asset    Corporation             Delaware                Debtor entity; foreign
                               Management Corp.                                                             utility company; to be
                                                                                                            dissolved
1.38.1                         Enron International Americas Limited Liability       Delaware                Intermediate holding
                               LLC                          Company                                         company
1.38.1.1                       EI Puerto Rico Operations    Corporation             Delaware                Foreign utility
                               Inc.                                                                         company; to be divested
                                                                                                            or dissolved
1.38.1.2                       Enron Accro B.V.             Private Limited Company The Netherlands         Technical service
                                                                                                            company - for natural
                                                                                                            gas services; proposed
                                                                                                            for dissolution
1.38.1.3                       Enron Cuiaba Pipeline        Limited Liability       Delaware                Service company; to be
                               Services L.L.C.              Company                                         dissolved
1.38.1.4                       Enron Cuiaba Services L.L.C. Limited Liability       Delaware                O&M service company; to
                                                            Company                                         be dissolved
1.38.1.5                       Enron Electricidad de        Public Limited Company  Nicaragua               Foreign utility company
                               Nicaragua, S.A.
1.38.1.6                       Enron Panama Management      Limited Liability       Delaware                Foreign utility company
                               Services L.L.C.              Company
1.38.1.7                       Enron Transredes Services    Limited Liability       Delaware                Technical service
                               L.L.C.                       Company                                         company for natural gas
                                                                                                            service
1.38.2                         Enron International Asia     Corporation             Delaware                Debtor entity; service
                               Corp.                                                                        company; to be dissolved
1.38.2.1                       EI Guam Operations, L.L.C.   Limited Liability       Delaware                Foreign utility company
                                                            Company


                                                             Page 30 of 64



1.38.3                         Enron JVM Sarlux Corp.       Corporation             Delaware                Technical services
                                                                                                            company for O&M; to be
                                                                                                            dissolved
1.38.4                         SJG Vendor LLC               Limited Liability       Delaware                Payment service
                                                            Company                                         company; to be dissolved
1.39                           Enron International Holdings Company                 Cayman Islands          Intermediate
                               Ltd.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.39.1                         Enron International          Company                 Cayman Islands          Non-utility holding
                               Investments Ltd.                                                             company; to be dissolved
1.39.2                         Enron International          Company                 Cayman Islands          Development company; to
                               Development Ltd.                                                             be dissolved
1.40                           Enron International Holdings Corporation             Delaware                Debtor entity;
                               Corp.                                                                        non-utility holding
                                                                                                            company; to be dissolved
1.40.1                         Electricidad Enron de        Stock Company           Guatemala               Inactive; to be
                               Guatemala, S.A.                                                              dissolved
1.40.2                         Enron Global Inc.            Corporation             Delaware                Pipeline O&M management
                                                                                                            company; to be dissolved
1.40.3                         Enron International          Limited Liability       Delaware                International
                               Development Services LLC     Company                                         development company
1.40.4                         Enron Java Power Corp.       Corporation             Delaware                Non-utility holding
                                                                                                            company; to be dissolved
1.40.4.1                       P.T. East Java Power Corp.   Corporation             Indonesia               Inactive; to be
                                                                                                            dissolved
1.40.5                         Enron Mauritius Services     Private Limited Company Mauritius               O&M service company; to
                               Company Ltd.                                                                 be dissolved
1.40.6                         Enron Pasuruan Power Corp.   Corporation             Delaware                Inactive; to be
                                                                                                            dissolved
1.40.7                         India Power Ventures Inc.    Corporation             Delaware                Intermediate holding
                                                                                                            company; to be dissolved
1.41                           Enron International Inc.     Corporation             Delaware                Debtor entity;
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.41.1                         Enron International Funding  Limited Liability       Delaware                Inactive; to be
                               L.L.C.                       Company                                         dissolved
1.42                           Enron Investment Partners    Corporation             Delaware                Intermediate holding
                               Co.                                                                          company for investment
                                                                                                            entity for community
                                                                                                            development projects;
                                                                                                            to be dissolved
1.42.1                         HEOF Management II Corp.     Corporation             Delaware                Investment entity for
                                                                                                            community development
                                                                                                            projects; to be
                                                                                                            dissolved
1.42.2                         Houston Economic Opportunity Limited Partnership     Delaware                Investment entity for
                               Fund II, L.P.                                                                community development
                                                                                                            projects; to be
                                                                                                            divested or dissolved
1.42.3                         HEOF Management Corp.        Corporation             Delaware                Investment entity for
                                                                                                            community development
                                                                                                            projects; to be
                                                                                                            dissolved


                                                             Page 31 of 64



1.42.4                         Houston Economic Opportunity Limited Partnership     Delaware                Investment entity for
                               Fund, L.P.                                                                   community development
                                                                                                            projects; to be
                                                                                                            divested or dissolved
1.43                           Enron Latvia Holdings        Company                 Cayman Islands          Inactive; to be
                                                                                                            dissolved
1.43.1                         Enron Latvia Investments     Company                 Cayman Islands          Inactive; to be
                               Ltd.                                                                         dissolved
1.43.2                         Enron Latvia Development     Company                 Cayman Islands          Inactive; to be
                               Ltd.                                                                         dissolved
1.43.2.1                       Enron Latvia Limited         Limited Liability       Latvia                  Inactive; to be
                                                            Company                                         dissolved
1.43.2.2                       Baltic Energy Corporation    Corporation             Latvia                  Inactive; to be
                                                                                                            dissolved
1.44                           Enron Lawhill Capital Corp.  Corporation             Delaware                Management services
                                                                                                            company; to be dissolved
1.45                           Enron Licensing Corp.        Corporation             Delaware                Inactive; shelf
                                                                                                            company; to be dissolved
1.46                           Enron Liquid Fuels, Inc.     Corporation             Delaware                Debtor entity; liquid
                                                                                                            fuels marketer; to be
                                                                                                            dissolved
1.47                           Enron Management, Inc.       Corporation             Delaware                Debtor entity; special
                                                                                                            purpose entity; to be
                                                                                                            dissolved
1.48                           Enron Metals Magyarorszag    Limited Company         Hungary                 To build a power plant
                               Eromu Epito Kft.                                                             in Hungary; to be
                                                                                                            dissolved
1.49                           Gasoductos Enron de Yucatan, Limited Liability       Mexico                  Pipeline project
                               S.R.L. de C.V.               Company w/variable                              company; to be dissolved
                                                            capital
1.50                           Enron Netherlands Holding    Private Limited Company The Netherlands         Special purpose entity
                               B.V.
1.51                           Enron Net Works LLC          Limited Liability       Delaware                Debtor entity;
                                                            Company                                         intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.51.1                         Clickpaper.Com, L.L.C.       Limited Liability       Delaware                Internet software and
                                                            Company                                         system development; to
                                                                                                            be dissolved
1.51.2                         CommodityLogic LLC           Limited Liability       Delaware                Internet software and
                                                            Company                                         system development; to
                                                                                                            be dissolved
1.51.3                         DealBench L.L.C.             Limited Liability       Delaware                Internet data-sharing
                                                            Company                                         platform; to be
                                                                                                            divested or dissolved
1.51.4                         Enron Net Works Investments, Limited Liability       Delaware                Intermediate
                               L.L.C.                       Company                                         non-utility holding
                                                                                                            company; to be dissolved
1.51.5                         EnronOnline, LLC             Limited Liability       Delaware                Debtor entity;
                                                            Company                                         developer/operator of
                                                                                                            internet-based trading
                                                                                                            system; to be dissolved
1.52                           Enron North America Corp.    Corporation             Delaware                Debtor entity; energy
                                                                                                            marketing; to be
                                                                                                            dissolved


                                                             Page 32 of 64



1.52.1                         Agave VPP, LCC               Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.52.2                         Antelope Valley Energy       Limited Liability       Delaware                Construction and O&M
                               Facility, L.L.C.             Company                                         service company
                                                                                                            (generation facility);
                                                                                                            to be dissolved
1.52.3                         Athens Green Land            Limited Liability       Delaware                Inactive; to be
                               Development, L.L.C.          Company                                         dissolved
1.52.4                         Blue Moon Holdings, L.L.C.   Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.52.5                         Blue Ox Power Marketing,     Limited Liability       Delaware                Special purpose entity;
                               L.L.C.                       Company                                         to be dissolved
1.52.6                         Bob West Treasure L.L.C.     Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.52.7                         Bridgeline, LLC              Limited Liability       Delaware                Intermediate
                                                            Company                                         non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.52.7.1                       Bridgeline Holdings, L.P.    Limited Partnership     Delaware                Natural gas buyer,
                                                                                                            seller, storer and
                                                                                                            transporter; to be
                                                                                                            divested or dissolved
1.52.7.1.1                     Bridgeline Gas Distribution  Limited Liability       Louisiana               Natural gas buyer,
                               LLC                          Company                                         seller, storer and
                                                                                                            transporter; to be
                                                                                                            divested or dissolved
1.52.7.1.2                     Bridgeline Gas Marketing LLC Limited Liability       Delaware                Energy marketing; to be
                                                            Company                                         divested or dissolved
1.52.7.1.3                     Bridgeline Storage Company,  Limited Liability       Delaware                Gas storage company; to
                               LLC                          Company                                         be divested or
                                                                                                            dissolved; to be
                                                                                                            divested or dissolved
1.52.7.1.3.1                   Napoleonville Storage        Limited Partnership     Texas                   Storage facility and
                               Company Limited Partnership                                                  transportation company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.52.8                         CA Energy Development I, LLC Limited Liability       Delaware                Electric power
                                                            Company                                         generation equipment
                                                                                                            facilitator; to be
                                                                                                            divested or dissolved
1.52.9                         CA Energy Development II, LLCLimited Liability       Delaware                Electric power
                                                            Company                                         generation equipment
                                                                                                            facilitator; to be
                                                                                                            divested or dissolved
1.52.10                        Calvert City Power I, L.L.C. Limited Liability       Delaware                Debtor entity;
                                                            Company                                         inactive; to be
                                                                                                            dissolved
1.52.11                        Cedar Hills Power, LLC       Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.12                        Clean Energy Solutions       Limited Liability       Delaware                Development of clean
                               L.L.C.                       Company                                         power energy solutions;
                                                                                                            to be divested or
                                                                                                            dissolved
1.52.13                        Deerfield Beach Energy       Limited Liability       Delaware                Inactive; to be
                               Center, L.L.C.               Company                                         dissolved
1.52.14                        Delta Land Development       Limited Liability       Delaware                Inactive; to be
                               Company, LLC                 Company                                         dissolved
1.52.14.1                      Calcasieu Development        Limited Liability       Delaware                Debtor entity;
                               Company, L.L.C.              Company                                         inactive; to be
                                                                                                            dissolved
1.52.14.2                      Jefferson Davis Development  Limited Liability       Delaware                Inactive; to be
                               Company, L.L.C.              Company                                         dissolved
1.52.14.3                      St. Charles Development      Limited Liability       Delaware                Debtor entity;
                               Company, L.L.C.              Company                                         inactive; to be
                                                                                                            dissolved
1.52.15                        East Fork Land Development   Limited Liability       Delaware                Inactive; to be
                               Company, L.L.C.              Company                                         dissolved


                                                             Page 33 of 64



1.52.16                        EBF LLC                      Limited Liability       Delaware                Debtor entity;
                                                            Company                                         cold-rolled steel
                                                                                                            processing; to be
                                                                                                            dissolved
1.52.17                        ECT-PR-C, L.L.C.             Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.18                        ECT-PR-Z, L.L.C.             Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.19                        ECT Equity Corp.             Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.52.19.1                      Enron Finance Holdings Corp. Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.52.19.1.1                    Wiltshire Financial Asset    Limited Liability       Delaware                Special purpose entity;
                               Company, LLC                 Company                                         to be dissolved
1.52.20                        ECT Securities LP Corp.      Corporation             Delaware                Debtor entity; limited
                                                                                                            partner interest holder
                                                                                                            of securities
                                                                                                            broker/dealer
                                                                                                            affiliate; to be
                                                                                                            dissolved
1.52.21                        ECT-WR-C, L.L.C.             Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.22                        ECT-WR-Z, L.L.C.             Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.23                        ECT Cayman Reserve 9 Ltd.    Company                 Cayman Islands          Special purpose entity;
                                                                                                            to be dissolved
1.52.24                        ECT Coal Company No. 1,      Limited Liability       Delaware                Inactive; to be
                               L.L.C.                       Company                                         dissolved
1.52.25                        ECT Eocene Enterprises, Inc. Corporation             Delaware                Inactive; to be
                                                                                                            dissolved
1.52.26                        ECT Eocene Enterprises II,   Corporation             Delaware                Inactive; to be
                               Inc.                                                                         dissolved
1.52.27                        ECT Eocene Enterprises III,  Corporation             Delaware                Inactive; to be
                               Inc.                                                                         dissolved
1.52.28                        ECT Europe Finance, Inc.     Corporation             Delaware                Financing entity; to be
                                                                                                            dissolved
1.52.28.1                      Enron Thrace Holdings B.V.   Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company; to be dissolved
1.52.28.1.1                    Enron Thrace Exploration &   Private Limited Company The Netherlands         Exploration and
                               Production B.V.                                                              exploitation of
                                                                                                            hydrocarbons; to be
                                                                                                            divested or dissolved
1.52.28.1.1.1                  Enron Thrace Exploration &   Branch                  Turkey                  Exploration and
                               Production B.V. - Turkish                                                    exploitation of
                               Branch                                                                       hydrocarbons; to be
                                                                                                            divested or dissolved
1.52.29                        ECT Finance, Inc.            Corporation             Delaware                Funding entity for
                                                                                                            project development; to
                                                                                                            be dissolved
1.52.30                        ECT Funding L.L.C.           Limited Liability       Delaware                Funding entity for
                                                            Company                                         project development; to
                                                                                                            be dissolved
1.52.30.1                      ECT Development and Funding  Private Limited Company England                 Funding entity for
                                                                                                            project development; to
                                                                                                            be dissolved
1.52.30.1.1                    European Commercial Finance  Corporation             Luxembourg              Funding entity for
                               S.a.r.l.                                                                     project development; to
                                                                                                            be dissolved
1.52.31                        ECT International L.L.C.     Limited Liability       Delaware                Funding entity for
                                                            Company                                         project development; to
                                                                                                            be dissolved


                                                             Page 34 of 64



1.52.32                        ECT Investing Corp.          Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.52.32.1                      ECT Investing Partners, L.P. Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.52.32.1.1                    ECT Diversified Investments, Limited Liability       Delaware                Special purpose entity;
                               L.L.C.                       Company                                         to be dissolved
1.52.33                        ECT Investments Holding Corp.Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.52.34                        ECT Investments, Inc.        Corporation             Delaware                Trading company; to be
                                                                                                            dissolved
1.52.35                        ECT Merchant Investments     Corporation             Delaware                Debtor entity; to hold
                               Corp.                                                                        equity investments; to
                                                                                                            be dissolved
1.52.35.1                      Brook I LLC                  Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.52.35.1.1                    ECTMI Trutta Holdings LP     Limited Partnership     Delaware                To hold fair value
                                                                                                            assets; to be dissolved
1.52.35.1.1.1                  Acadian Management LLC       Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.52.35.1.1.1.1                Acadian Exploration LLC      Limited Liability       Delaware                Oil and gas exploration
                                                            Company                                         and development; to be
                                                                                                            divested or dissolved
1.52.35.1.1.2                  East Sour Lake, LLC          Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.52.35.1.1.2.1                East Sour Lake Exploration & Limited Partnership     Delaware                Oil and gas exploration
                               Production L.P.                                                              and development; to be
                                                                                                            divested or dissolved
1.52.35.1.1.3                  Enron Bighorn Acquisition    Corporation             Delaware                Intermediate holding
                               Corp.                                                                        company; to be divested
                                                                                                            or dissolved
1.52.35.1.1.3.1                Harrier Power Corporation    Corporation             California              Limited partner in
                                                                                                            generation facility; to
                                                                                                            be divested or dissolved
1.52.35.1.1.3.1.1              Colstrip Energy Limited      Limited Partnership     Delaware                Qualifying facility; to
                               Partnership                                                                  be divested or dissolved
1.52.35.1.1.4                  Entrada Energy Ventures,     Limited Liability       Delaware                Special Purpose Entity;
                               L.L.C.                       Company                                         to be divested or
                                                                                                            dissolved
1.52.35.1.1.4.1                Crescendo Energy, LLC        Limited Liability       Delaware                Gas
                                                            Company                                         processing/treatment
                                                                                                            plant operator; to be
                                                                                                            divested or dissolved
1.52.35.1.2                    Spotted Holdings LP          Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.52.35.2                      Enron Ecogas Holdings LLC    Limited Liability       Delaware                Inactive; to be
                                                            Company                                         divested or dissolved
1.52.35.2.1                    Ecogas Corporation           Corporation             Delaware                Inactive; to be
                                                                                                            divested or dissolved
1.52.35.2.1.1                  Ecogas Funding Corporation   Corporation             Delaware                Inactive; to be
                                                                                                            divested or dissolved
1.52.35.2.1.2                  Landfill Ecogas, Inc.        Corporation             Delaware                Inactive; to be
                                                                                                            divested or dissolved
1.52.35.3                      Enron McCommas Bluff LLC     Corporation             Delaware                Inactive; to be
                                                                                                            dissolved
1.52.35.3.1                    Landfill Gas Investments,    Limited Partnership     Delaware                Inactive; to be
                               L.P.                                                                         divested or dissolved


                                                             Page 35 of 64



1.52.35.4                      Juniper GP, LLC              Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.52.35.4.1                    Juniper Energy L.P.          Limited Partnership     Texas                   Oil and gas exploration
                                                                                                            and development; to be
                                                                                                            divested or dissolved
1.52.35.5                      KUCC Cleburne, LLC           Limited Liability       Kentucky                Debtor entity; limited
                                                            Company                                         partnership interest
                                                                                                            holder; to be dissolved
1.52.35.5.1                    Ponderosa Pine Energy        Limited Partnership     Texas                   Developer, owner,
                               Partners, Ltd.                                                               operator of a natural
                                                                                                            gas-fired electric
                                                                                                            cogeneration facility;
                                                                                                            to be divested
1.52.35.6                      Speckled LLC                 Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.52.35.7                      TLS Investors, L.L.C.        Limited Liability       Delaware                Debtor entity;
                                                            Company                                         inactive; to be
                                                                                                            dissolved
1.52.36                        ECT Securities GP Corp.      Corporation             Delaware                Debtor entity; general
                                                                                                            partner interest
                                                                                                            holder; to be dissolved
1.52.36.1                      ECT Securities Limited       Limited Partnership     Delaware                Debtor entity;
                               Partnership                                                                  securities
                                                                                                            broker/dealer; to be
                                                                                                            dissolved
1.52.37                        ECT Strategic Value Corp.    Corporation             Delaware                Debtor entity; special
                                                                                                            purpose entity; to be
                                                                                                            dissolved
1.52.38                        ECT Thailand Investments,    Corporation             Delaware                Limited purpose
                               Inc.                                                                         management services
                                                                                                            company; to be dissolved
1.52.38.1                      Nakornthai Strip Mill Public Public Company          Unknown                 Strip mill; to be
                               Company                                                                      divested
1.52.39                        EGS New Ventures Corp.       Corporation             Delaware                Debtor entity;
                                                                                                            intermediate holding
                                                                                                            company; to be dissolved
1.52.39.1                      LGMI, Inc.                   Corporation             Delaware                Debtor entity; energy
                                                                                                            marketing; to be
                                                                                                            dissolved
1.52.39.2                      LRCI, Inc.                   Corporation             Delaware                Debtor entity; energy
                                                                                                            marketing; to be
                                                                                                            dissolved
1.52.39.3                      Louisiana Gas Marketing      Corporation             Delaware                Debtor entity; energy
                               Company                                                                      marketing; to be
                                                                                                            dissolved
1.52.39.4                      Louisiana Resources Company  Corporation             Delaware                Debtor entity; energy
                                                                                                            marketing; to be
                                                                                                            dissolved
1.52.40                        ENA Upstream Company, LLC    Limited Liability       Delaware                Debtor entity; natural
                                                            Company                                         gas buyer, seller,
                                                                                                            transporter and
                                                                                                            gatherer; to be
                                                                                                            dissolved


                                                             Page 36 of 64



1.52.41                        ENASCO L.L.C.                Limited Liability       Delaware                Synthetic fuel
                                                            Company                                         conversion facility
                                                                                                            operator; to be
                                                                                                            dissolved
1.52.42                        Enron Administrative         Corporation             Delaware                Administrative services
                               Services Corp.                                                               company; to be dissolved
1.52.43                        Enron Canada Corp.           Corporation             Alberta                 To conduct Enron's
                                                                                                            wholesale commodities
                                                                                                            services business
                                                                                                            within Canada; to be
                                                                                                            dissolved
1.52.43.1                      Enron Canada Power Corp.     Corporation             Alberta                 Power purchase
                                                                                                            arrangements marketer;
                                                                                                            to be dissolved; to be
                                                                                                            dissolved
1.52.43.2                      Papier Masson Ltee                                                           Energy marketing; to be
                                                                                                            divested or dissolved
1.52.44                        Enron Capital & Trade Global Corporation             Panama                  Buyer/seller of
                               Resources Corp.                                                              petroleum and energy
                                                                                                            related products; to be
                                                                                                            dissolved
1.52.45                        Enron Capital & Trade        Private Limited Company The Netherlands         Intermediate holding
                               Resources - Europe B.V.                                                      company
1.52.45.1                      Enron Capital & Trade        Private Limited Company The Netherlands         Intermediate holding
                               Resources - Romania B.V.                                                     company; to be dissolved
1.52.45.2                      EnronEnergo Holdings Ltd.    Company                 Cayman Islands          Intermediate holding
                                                                                                            company; to be dissolved
1.52.45.2.1                    EnronEnergo                  Closed Joint Stock      Russian Federation      Power trading in
                                                            Company                                         Russia; to be dissolved
1.52.45.3                      Enron Espana Energia, S.L.   Public Limited Company  Spain                   Gas and electricity
                                                                                                            trading entity; to be
                                                                                                            dissolved
1.52.45.4                      Enron Europe Finance B.V.    Private Limited Company The Netherlands         Holding company for
                                                                                                            equity interests in
                                                                                                            European companies; to
                                                                                                            be dissolved
1.52.45.5                      Enron Netherlands B.V.i.l.   Private Limited Company The Netherlands         Physical trading
                                                                                                            activities; in
                                                                                                            liquidation; to be
                                                                                                            dissolved
1.52.45.6                      Enron Magyar Development B.V.Private Limited Company The Netherlands         Power project
                                                                                                            developer; to be
                                                                                                            dissolved
1.52.46                        Enron Capital & Trade        Corporation             Delaware                Debtor entity; holding
                               Resources International Corp.                                                company for derivatives
                                                                                                            transactions; to be
                                                                                                            dissolved
1.52.46.1                      Enron Capital & Trade Europe Limited Liability       Delaware                Payment service
                               Finance L.L.C.               Company                                         company; to be dissolved
1.52.46.2                      Enron Capital & Trade        Branch                  Singapore               Marketing of energy
                               Resources International                                                      risk-management
                               Corp. - Singapore Branch                                                     products; to be
                                                                                                            dissolved
1.52.46.3                      Enron CASH Company No. 6,    Limited Liability       Delaware                Special purpose entity;
                               L.L.C.                       Company                                         to be dissolved


                                                             Page 37 of 64



1.52.46.4                      Enron Europe Finance &       Private Limited Company England                 Intermediate
                               Trading Limited                                                              non-utility holding
                                                                                                            company and service
                                                                                                            company; local
                                                                                                            insolvency in process*;
                                                                                                            to be dissolved
1.52.46.5                      Enron Nordic Energy -        Branch                  Sweden                  Power trading,
                               Swedish branch of ECTRIC                                                     marketing and supply of
                                                                                                            energy-related risk
                                                                                                            management products; to
                                                                                                            be divested or dissolved
1.52.46.6                      Enron Nordic Energy -        Branch                  Norway                  Power trading in
                               Norwegian branch of ECTRIC                                                   Stanett Marked's
                                                                                                            organized markets; to
                                                                                                            be dissolved
1.52.47                        Enron Capital & Trade        Private Limited Company The Netherlands         Bidding company for
                               Resources Mexico Holdings                                                    distribution company
                               B.V.                                                                         opportunities in
                                                                                                            Mexico; to be dissolved
1.52.47.1                      Enron Cogeneracion           Private Limited Company The Netherlands         Shelf company for
                               Metropolitana B.V.                                                           transactions in Mexico;
                                                                                                            to be dissolved
1.52.47.2                      Enron Energia Noroeste B.V.  Private Limited Company The Netherlands         Shelf company for
                                                                                                            transactions in Mexico;
                                                                                                            to be dissolved
1.52.47.3                      Enron Mexico I B.V.          Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.4                      Enron Mexico II B.V.         Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.5                      Enron Mexico III B.V.        Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.6                      Enron Mexico IV B.V.         Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.7                      Enron Mexico V B.V.          Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.8                      Enron Mexico VI B.V.         Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.9                      Enron Mexico VII B.V.        Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.10                     Enron Mexico VIII B.V.       Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.11                     Enron Mexico IX B.V.         Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.12                     Enron Mexico XIII B.V.       Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.13                     Enron Mexico XIV B.V.        Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.14                     Enron Mexico XV B.V.         Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.15                     Enron Mexico XVI B.V.        Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.16                     Enron Mexico XVII B.V.       Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.17                     Enron Mexico XVIII B.V.      Private Limited Company The Netherlands         Inactive; to be
                                                                                                            dissolved
1.52.47.18                     OEC Mexico, S. de R.L. de    Limited Liability       Mexico                  Inactive; to be
                               C.V.                         Company                                         dissolved
1.52.47.18.1                   OEC Services, S. de R.L. de  Limited Liability       Mexico                  Inactive; to be
                               C.V.                         Company                                         dissolved
1.52.47.19                     OEC Mexico Operations,       Limited Liability       Delaware                Minority interest
                               L.L.C.                       Company                                         holder for O&M service
                                                                                                            company; to be dissolved


                                                             Page 38 of 64



1.52.48                        Enron Capital Corp.          Corporation             Delaware                Oil and gas related
                                                                                                            investments; to be
                                                                                                            dissolved
1.52.48.1                      Enron Capital Management     Limited Partnership     Delaware                Oil and gas related
                               Limited Partnership                                                          investments; to be
                                                                                                            dissolved
1.52.48.1.1                    Enron Capital Management     Limited Liability       Delaware                Limited partnership
                               L.L.C.                       Company                                         interest holder; to be
                                                                                                            dissolved
1.52.48.2                      Joint Energy Development     Limited Partnership     Delaware                Acquisition/disposition
                               Investments Limited                                                          of qualified
                               Partnership                                                                  investments; to be
                                                                                                            dissolved
1.52.48.2.1                    Big Island XI, L.L.C.        Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.48.2.2                    Big Island XIV, L.L.C.       Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.52.48.2.3                    Eugene Offshore Holdings,    Limited Liability       Delaware                Inactive; to be
                               L.L.C.                       Company                                         dissolved
1.52.48.2.4                    JEDI Hydrocarbon Investments Limited Liability       Delaware                Oil and gas related
                               III, L.L.C.                  Company                                         investments; to be
                                                                                                            dissolved
1.52.48.2.5                    JEDI SPV I, L.L.C.           Limited Liability       Delaware                Oil and gas related
                                                            Company                                         investments; to be
                                                                                                            dissolved
1.52.48.2.6                    McGarret XI, L.L.C.          Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.52.48.2.7                    McGarret XIV, L.L.C.         Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.49                        Enron Capital II Corp.       Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.52.49.1                      Enron Capital Management II  Limited Partnership     Delaware                Special purpose entity;
                               Limited Partnership                                                          to be dissolved
1.52.49.1.1                    Joint Energy Development     Limited Partnership     Delaware                Venture capital
                               Investments II Limited                                                       partnership; to be
                               Partnership                                                                  dissolved
1.52.49.1.1.1                  BT Resources, LLC            Limited Liability       Delaware                Non-utility holding
                                                            Company                                         company; to be divested
                                                                                                            or dissolved
1.52.49.1.1.1.1                BT Exploration LLC           Limited Liability       Delaware                Oil and gas exploration
                                                            Company                                         and development; to be
                                                                                                            dissolved
1.52.49.1.1.2                  East Coast Power Holding     Limited Liability       Delaware                Special purpose entity;
                               Company L.L.C.               Company                                         to be dissolved
1.52.49.1.1.3                  JEDI Capital II L.L.C.       Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.52.49.1.1.3.1                JEDI Hydrocarbon Investments Limited Partnership     Delaware                Oil and gas exploration
                               II Limited Partnership                                                       and development; to be
                                                                                                            dissolved
1.52.49.1.1.4                  RADR EMP, L.L.C.             Limited Liability       Delaware                Inactive; special
                                                            Company                                         purpose entity; to be
                                                                                                            dissolved
1.52.50                        Enron Capital III Corp.      Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.52.51                        Enron Capital IV Corp.       Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.52.51.1                      Enron Capital Management III Limited Partnership     Delaware                Special purpose entity;
                               Limited Partnership                                                          to be dissolved


                                                             Page 39 of 64



1.52.52                        Enron Capital North America  Corporation             Delaware                Special purpose entity;
                               Corp.                                                                        to be dissolved
1.52.52.1                      Boreas Holdings Corp.        Corporation             Delaware                Intermediate
                                                                                                            non-utility holding
                                                                                                            company
1.52.53                        Enron CASH Company No. 1     Corporation             Delaware                Special purpose entity
                                                                                                            to buy/sell assets; to
                                                                                                            be dissolved
1.52.54                        Enron CASH Company No. 2     Corporation             Delaware                Special purpose entity
                                                                                                            to buy/sell assets; to
                                                                                                            be dissolved
1.52.55                        Enron CASH Company No. 5     Corporation             Delaware                Special purpose entity
                                                                                                            to buy/sell assets; to
                                                                                                            be dissolved
1.52.56                        Enron Compression Services   Corporation             Delaware                Services related to
                               Company                                                                      sale of natural gas
                                                                                                            compression; to be
                                                                                                            divested or dissolved
1.52.56.1                      ECS Compression Company,     Limited Liability       Delaware                Services related to
                               L.L.C.                       Company                                         sale of natural gas
                                                                                                            compression; to be
                                                                                                            dissolved
1.52.57                        Enron Cushing Oil Marketing, Corporation             Delaware                Energy marketing; to be
                               Inc.                                                                         divested or dissolved
1.52.58                        Enron Engineering &          Corporation             Delaware                Debtor entity;
                               Operational Services Company                                                 engineering,
                                                                                                            procurement and
                                                                                                            construction O&M
                                                                                                            service company; to be
                                                                                                            dissolved; to be
                                                                                                            dissolved
1.52.59                        Enron Field Services Corp.   Corporation             Delaware                Natural gas gathering
                                                                                                            systems acquisition and
                                                                                                            operation; to be
                                                                                                            dissolved
1.52.59.1                      MEGS, L.L.C.                 Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.52.60                        Enron Finance Corp.          Corporation             Delaware                Financing entity; to be
                                                                                                            dissolved
1.52.60.1                      Enron Hydrocarbons Marketing Corporation             Delaware                Energy marketing; to be
                               Corp.                                                                        divested or dissolved
1.52.60.2                      Enron Reserve Acquisition    Corporation             Delaware                Debtor entity; energy
                               Corp.                                                                        marketing; to be
                                                                                                            dissolved
1.52.61                        Enron Gas Liquids, Inc.      Corporation             Delaware                Debtor entity; energy
                                                                                                            marketing; to be
                                                                                                            dissolved
1.52.61.1                      Enron Capital & Trade        Private Limited Company Singapore               Marketing of liquid
                               Resources Singapore Pte. Ltd.                                                fuels
1.52.61.2                      Enron Gas Liquids Europe     Corporation             France                  Foreign energy
                               S.A.R.L.                                                                     marketing; in
                                                                                                            liquidation; to be
                                                                                                            dissolved
1.52.62                        Enron Generation Company,    Limited Liability       Texas                   Inactive; to be
                               L.L.C.                       Company                                         dissolved
1.52.63                        Enron Global de Guatemala,   Company                 Guatemala               Inactive; to be
                               S.A.                                                                         dissolved


                                                             Page 40 of 64



1.52.64                        Enron LPG Italy S.R.L        Private Limited Company Italy                   Special purpose entity;
                                                                                                            in liquidation; to be
                                                                                                            dissolved
1.52.65                        Enron Mexico Holdings I Ltd. Company                 Cayman Islands          Bidding company for
                                                                                                            local distribution
                                                                                                            company opportunities
                                                                                                            in Mexico; to be
                                                                                                            dissolved
1.52.65.1                      Enron Mexico Holdings I      Limited Liability       Delaware                Majority shareholder of
                               L.L.C.                       Company                                         Mexican entity; to be
                                                                                                            dissolved
1.52.65.1.1                    Enron de Mexico, S. de R.L.  Company with Limited    Mexico                  Operating company for
                               de C.V.                      Liability                                       Mexican-based
                                                                                                            activities; to be
                                                                                                            dissolved
1.52.65.1.1.1                  Enron Servicios de Mexico,   Company with Limited    Mexico                  Employee services
                               S. de R.L. de C.V.           Liability                                       company; to be dissolved
1.52.65.2                      Enron Mexico Holdings II     Limited Liability       Delaware                Minority shareholder of
                               L.L.C.                       Company                                         Mexican entity; to be
                                                                                                            dissolved
1.52.66                        Enron Mexico Holdings 2 Ltd. Company                 Cayman Islands          Shelf company; to be
                                                                                                            dissolved
1.52.67                        Enron MW, L.L.C.             Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.68                        Enron Natural Gas Marketing  Corporation             Delaware                Debtor entity; oil and
                               Corp.                                                                        gas marketing company;
                                                                                                            to be dissolved
1.52.69                        Enron Oregon Services, Inc.  Corporation             Oregon                  Intermediate holding
                                                                                                            company for energy
                                                                                                            services entity; to be
                                                                                                            dissolved
1.52.69.1                      Enron California Municipal   Corporation             Oregon                  Municipal energy
                               Services, Inc.                                                               services; to be
                                                                                                            dissolved
1.52.70                        Enron Power Investments, Inc.Corporation             Texas                   Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.52.71                        Enron Power Marketing, Inc.  Corporation             Delaware                Debtor entity; energy
                                                                                                            marketing; to be
                                                                                                            dissolved
1.52.72                        Enron Re Limited             Exempted Company        Bermuda                 Manage risk in
                                                                                                            reinsurance market; in
                                                                                                            liquidation; to be
                                                                                                            dissolved
1.52.73                        Enron Sandhill GP, L.L.C.    Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.73.1                      Enron Sandhill Limited       Limited Partnership     Delaware                Exempt wholesale
                               Partnership                                                                  generator; inactive; to
                                                                                                            be dissolved
1.52.74                        Enron Sandhill LP, L.L.C.    Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.75                        Enron - SE Corp.             Corporation             Delaware                Project development
                                                                                                            company; to be dissolved
1.52.76                        ERC Acquisition Company, LLC Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.77                        Fort Pierce Repowering       Limited Liability       Delaware                Inactive; to be
                               Project, LLC                 Company                                         dissolved


                                                             Page 41 of 64



1.52.78                        Hawkeye Land Development     Limited Liability       Delaware                Inactive; to be
                               Company, LLC                 Company                                         dissolved
1.52.79                        HGK Enterprises GP, Inc.     Corporation             Delaware                Inactive; to be
                                                                                                            dissolved
1.52.80                        HGK Enterprises LP, Inc.     Corporation             Delaware                Inactive; to be
                                                                                                            dissolved
1.52.81                        JILP-L.P., Inc.              Corporation             Delaware                Oil and gas related
                                                                                                            investments; to be
                                                                                                            dissolved
1.52.82                        KCSE Star, LLC               Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.52.82.1                      Star VPP, LP                 Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.52.83                        Kendall New Century          Limited Liability       Delaware                Inactive; to be
                               Development, L.L.C.          Company                                         dissolved
1.52.84                        Kenobe, Inc.                 Corporation             Delaware                Inactive; to be
                                                                                                            dissolved
1.52.85.1                      EnSerCo, L.L.C.              Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.86                        Lauderdale Land Development  Limited Liability       Delaware                Inactive; to be
                               Company, LLC                 Company                                         dissolved
1.52.86.1                      Broward Development Company, Limited Liability       Delaware                Inactive; to be
                               L.L.C.                       Company                                         dissolved
1.52.86.2                      Midway Development Company,  Limited Liability       Delaware                Inactive; to be
                               L.L.C.                       Company                                         dissolved
1.52.86.3                      Palm Beach Development       Limited Liability       Delaware                Debtor entity;
                               Company, L.L.C.              Company                                         inactive; to be
                                                                                                            dissolved
1.52.86.4                      Sawgrass Development         Limited Liability       Delaware                Inactive; to be
                               Company, L.L.C.              Company                                         dissolved
1.52.86.5                      St. Lucie Development        Limited Liability       Delaware                Inactive; to be
                               Company, L.L.C.              Company                                         dissolved
1.52.87                        Maguey VPP, LLC              Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.52.87.1                      Mescalito Ltd.                                       Cayman Islands          Special purpose entity;
                                                                                                            to be dissolved
1.52.88                        Mangas Corp.                 Corporation             Delaware                Minority member in
                                                                                                            special purpose entity;
                                                                                                            to be dissolved
1.52.89                        Master Land Development      Limited Liability       Delaware                Inactive; to be
                               Holding Company, L.L.C.      Company                                         dissolved
1.52.89.1                      Wood Development Company,    Limited Liability       Delaware                Inactive; to be
                               L.L.C.                       Company                                         dissolved
1.52.89.2                      Brave Land Development       Limited Liability       Delaware                Inactive; to be
                               Company                      Company                                         dissolved
1.52.89.2.1                    Athens Development Company,  Limited Liability       Delaware                Inactive; to be
                               L.L.C.                       Company                                         dissolved
1.52.89.2.2                    Hartwell Development         Limited Liability       Delaware                Inactive; to be
                               Company, L.L.C               Company                                         dissolved
1.52.89.3                      Lone Star Land Development   Limited Liability       Delaware                Inactive; to be
                               GP Company, L.L.C.           Company                                         dissolved
1.52.89.3.1                    Lone Star Land Development   Limited Partnership     Delaware                Inactive; to be
                               Company Limited Partnership                                                  dissolved
1.52.89.3.2                    Newton Development Company   Limited Liability       Delaware                Inactive; to be
                               Limited Partnership          Company                                         dissolved
1.52.89.4                      Lone Star Land Development   Limited Liability       Delaware                Inactive; to be
                               LP Company, L.L.C.           Company                                         dissolved
1.52.89.5                      Position Land Development    Limited Liability       Delaware                Inactive; to be
                               Company, L.L.C.              Company                                         dissolved
1.52.89.5.1                    County Line Development      Limited Liability       Delaware                Inactive; to be
                               Company, L.L.C.              Company                                         dissolved
1.52.89.5.2                    Stoddard Development         Limited Liability       Delaware                Inactive; to be
                               Company, L.L.C.              Company                                         dissolved


                                                             Page 42 of 64



1.52.89.6                      Tarheel Land Development     Limited Liability       Delaware                Inactive; to be
                               Company, L.L.C.              Company                                         dissolved
1.52.89.7                      Titan Land Development,      Limited Liability       Delaware                Inactive; to be
                               L.L.C.                       Company                                         dissolved
1.52.89.8                      Volunteer Land Development   Limited Liability       Delaware                Inactive; to be
                               Company, L.L.C.              Company                                         dissolved
1.52.89.8.1                    Shelby Power I, L.L.C.       Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.90                        Millennium PowerGen Company  Limited Liability       Delaware                Inactive; to be
                               LLC                          Company                                         dissolved
1.52.91                        Napa I, L.L.C.               Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.92                        Oswego Cogen Company, LLC    Limited Liability       Delaware                Limited partnership
                                                            Company                                         interest holder; to be
                                                                                                            dissolved
1.52.92.1                      Sithe/Independence Power     Limited Partnership     Delaware                Qualifying facility; to
                               Partners, L.P.                                                               be divested or dissolved
1.52.93                        Pompano Beach Energy Center, Limited Liability       Delaware                Inactive; to be
                               L.L.C.                       Company                                         dissolved
1.52.94                        Red Rock Energy, L.L.C.      Limited Liability       Delaware                Services agreement
                                                            Company                                         company; to be divested
                                                                                                            or dissolved
1.52.95                        Richmond Power Holdings, Inc.Corporation             Delaware                Inactive; to be
                                                                                                            dissolved
1.52.96                        Risk Management & Trading    Corporation             Delaware                Debtor entity;
                               Corp.                                                                        mark-to-market risk
                                                                                                            manager; to be dissolved
1.52.96.1                      FS 360 Corp.                 Corporation             Delaware                Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.52.97                        NETCO Holdings LLC           Limited Liability       Delaware                Gas and Power Trading;
                                                            Company                                         to be dissolved
1.52.97.1                      The New Energy Trading       Corporation             Delaware                Debtor entity; gas and
                               Company                                                                      power trading company;
                                                                                                            to be dissolved
1.52.97.1.1                    NETCO Canada Corp.           Corporation             Alberta, Canada         Inactive; to be
                                                                                                            divested or dissolved
1.52.98                        Roseville Energy Facility,   Limited Liability       Delaware                Inactive; to be
                               L.L.C.                       Company                                         dissolved
1.52.99                        Santa Maria LLC              Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.100                       Sonoma I, L.L.C.             Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.52.101                       Statordyne LLC               Limited Liability       Delaware                Inactive; to be
                                                            Company                                         divested or dissolved
1.52.102                       Tres Caballos LLC            Limited Liability       Delaware                Oil and gas exploration
                                                            Company                                         and development; to be
                                                                                                            dissolved
1.52.103                       Tularosa LLC                 Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.52.104                       The Terradyne Group L.L.C.   Limited Liability       Delaware                Ceramic tile
                                                            Company                                         manufacturer; to be
                                                                                                            divested or dissolved
1.52.105                       WRA Services Corp.           Corporation             Delaware                Weather and
                                                                                                            environmental
                                                                                                            information service
                                                                                                            company; to be dissolved


                                                             Page 43 of 64



1.52.106                       Hanover Measurement Services Limited Partnership     Delaware                Metering and repair
                               Company, L.P.                                                                service company; to be
                                                                                                            divested or dissolved
1.53                           Enron Pipeline Construction  Corporation             Delaware                Debtor entity;
                               Services Company                                                             inactive; to be
                                                                                                            dissolved
1.54                           Enron Pipeline Holding       Corporation             Delaware                Intermediate
                               Company                                                                      non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.54.1                         EOC Holdings, L.L.C.         Limited Liability       Delaware                Financing entity; to be
                                                            Company                                         dissolved
1.54.2                         EOC Management, L.L.C.       Limited Liability       Delaware                Financing entity; to be
                                                            Company                                         dissolved
1.55                           Enron Ponderosa Management   Corporation             Delaware                Special purpose entity;
                               Holdings, Inc.                                                               to be dissolved
1.55.1                         Ponderosa Assets, L.P.       Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.55.1.1                       Enron Argentina CIESA        Corporation             Argentina               Intermediate holding
                               Holding S.A.                                                                 company; to be divested
                                                                                                            or dissolved
1.55.1.1.1                     Energia Total de Argentina   Company                 Cayman Islands          Intermediate holding
                               Ltd.                                                                         company; to be dissolved
1.55.1.2                       Enron Global Equity Ltd.     Company                 Cayman Islands          Intermediate holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.55.1.2.1                     Enron Pipeline Company -     Corporation             Argentina               Intermediate holding
                               Argentina S.A.                                                               company; to be divested
                                                                                                            or dissolved
1.55.1.2.1.1                   Compania de Inversiones de   Corporation             Argentina               Intermediate holding
                               Energia S.A.                                                                 company; to be divested
                                                                                                            or dissolved
1.55.1.2.1.2                   Enron de Inversiones de                              Argentina               Intermediate holding
                               Energia S.C.A.                                                               company; to be dissolved
1.55.1.2.1.2.1                 Transportadora de Gas del    Corporation             Argentina               Natural gas services
                               Sur S.A.                                                                     company; to be divested
                                                                                                            or dissolved
1.55.1.2.1.2.1.1               Gas Link S.A.                Corporation             Argentina               Natural gas services
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.55.1.2.1.2.1.2               TELCOSUR S.A.                Corporation             Argentina               Telecommunications
                                                                                                            service company ; to be
                                                                                                            divested or dissolved
1.55.1.2.1.3                   Energia de Argentina Ltd.    Company                 Cayman Islands          Intermediate holding
                                                                                                            company; to be dissolved
1.55.1.2.1.3.1                 Enron Inversiones de Gas SRL Company with Limited    Argentina               Intermediate holding
                                                            Liability                                       company; to be dissolved
1.55.1.2.1.4                   EPCA CIESA Inversiones       Company with Limited    Chile                   Intermediate holding
                               Limitada                     Liability                                       company; to be dissolved


                                                             Page 44 of 64



1.55.1.3                       Enron International          Limited Liability       Delaware                Intermediate holding
                               Investments LLC              Company                                         company; to be dissolved
1.55.1.3.1                     Enron International Brazil   Limited Liability       Delaware                Intermediate holding
                               Gas Holdings, L.L.C.         Company                                         company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.1                   Enron International Brazil   Company                 Cayman Islands          Intermediate holding
                               1997 Ltd.                                                                    company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.1.1                 Ementhal Participacoes e     Company with Limited    Brazil                  Intermediate holding
                               Empreendimentos Ltda.        Liability                                       company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.1.1.1               CEG RIO S.A.                 Corporation             Brazil                  Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.2                   Ungava Participacoes Ltda.   Company with Limited    Brazil                  Intermediate holding
                                                            Liability                                       company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.3                   Enron International Brazil   Company                 Cayman Islands          Intermediate holding
                               Gas Holdings Ltd.                                                            company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.3.1                 GEC Participacoes Ltda.      Company with Limited    Brazil                  Intermediate holding
                                                            Liability                                       company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.3.1.1               Companhia Distribuidora de   Corporation             Brazil                  Foreign utility
                               Gas do Rio de Janeiro - CEG                                                  company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.3.2                 Zarcaranna Participacoes,    Corporation             Brazil                  Intermediate holding
                               S.A.                                                                         company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.4                   Enron International Brazil   Company                 Cayman Islands          Intermediate holding
                               Investments 1997 Ltd.                                                        company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.4.1                 Global Petroleum & Gas       Private Limited Company Jersey                  Intermediate holding
                               Industry Limited                                                             company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.4.1.1               Gaspart - Gas Participacoes  Limited Company         Brazil                  Intermediate holding
                               Ltda.                                                                        company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.4.1.1.1             Companhia de Gas de Bahia -  Corporation             Brazil                  Foreign utility
                               BAHIAGAS, S.A.de E.M.                                                        company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.4.1.1.2             Companhia Pernambucana de    Corporation             Brazil                  Foreign utility
                               Gas - COPERGAS, S.A.de E.M.                                                  company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.4.1.1.3             Gas de Alagoas S.A. - ALGAS  Corporation             Brazil                  Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved


                                                             Page 45 of 64



1.55.1.3.1.4.1.1.4             Empresa Sergipana de Gas     Corporation             Brazil                  Foreign utility
                               S.A. - EMSERGAS                                                              company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.4.1.1.5             Companhia Paraibana de Gas - Corporation             Brazil                  Foreign utility
                               PBGAS, S.A. de E.M.                                                          company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.4.1.1.6             Companhia de Gas de Santa                            Brazil                  Foreign utility
                               Catarina - SC GAS, S.A. de                                                   company; to be divested
                               E.M.                                                                         or dissolved
1.55.1.3.1.4.1.1.7             Dutopar Participacoes Ltda   Limited Company         Brazil                  Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.55.1.3.1.4.1.1.7.1           Companhia Paranaense de Gas  Corporation             Brazil                  Foreign utility
                               - COMPAGAS, S.A.de E.M.                                                      company; to be divested
                                                                                                            or dissolved
1.55.1.4                       Miss Kitty, L.L.C.           Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.55.1.5                       Sundance Assets, L.P.        Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.55.1.5.1                     Maverick Assets, L.L.C.      Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.55.1.5.2                     Qualitech Steel Holdings     Corporation             Unknown                 Steel processing
                               Corp.                                                                        company; to be divested
                                                                                                            or dissolved
1.55.1.6                       Tombstone Assets, L.L.C.     Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.55.1.6.1                     Enron Commercial Finance Ltd.Company                 Cayman Islands          Debtor entity;
                                                                                                            intermediate holding
                                                                                                            company; to be dissolved
1.55.1.6.1.1                   Enron Colombia               Company                 Cayman Islands          Intermediate holding
                               Transportation Ltd.                                                          company
1.55.1.6.1.1.1                 Enron Colombia Investments   Limited Partnership     Cayman Islands          Intermediate holding
                               Ltd Partnership                                                              company
1.55.1.6.1.1.1.1               Enron Pipeline Colombia      Limited Partnership     Cayman Islands          Intermediate holding
                               Limited Partnership                                                          company
1.56                           Enron Power Corp.            Corporation             Delaware                Intermediate holding
                                                                                                            company; to be dissolved
1.56.1                         ECT Europe, Inc.             Corporation             Delaware                Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.1                       ECT Enerji Limited           Company                 Cayman Islands          Special purpose entity;
                                                                                                            to be dissolved
1.56.1.2                       ECT Germany Inc.             Corporation             Delaware                Special Purpose Entity;
                                                                                                            to be divested or
                                                                                                            dissolved
1.56.1.3                       Enron Credit Holdings Inc.   Corporation             Delaware                Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.3.1                     Enron Credit Inc.            Corporation             Delaware                Credit derivatives
                                                                                                            trader; to be dissolved
1.56.1.4                       Enron Europe Limited         Private Limited Company England                 Intermediate
                                                                                                            non-utility holding
                                                                                                            company; local
                                                                                                            insolvency in process*


                                                             Page 46 of 64



1.56.1.4.1                     Bretton Holdings (One)       Private Limited Company England                 Intermediate
                               Limited                                                                      non-utility holding
                                                                                                            company; local
                                                                                                            insolvency in process*
1.56.1.4.1.1                   SBI 3 Limited                Private Limited Company England                 Intermediate
                                                                                                            non-utility holding
                                                                                                            company; local
                                                                                                            insolvency in process*
1.56.1.4.2                     Enron Investments Limited    Private Limited Company England                 Intermediate
                                                                                                            non-utility holding
                                                                                                            company; local
                                                                                                            insolvency in process*
1.56.1.4.2.1.                  Enron Metals Group Limited   Private Limited Company England                 Intermediate
                                                                                                            non-utility holding
                                                                                                            company; local
                                                                                                            insolvency in process*
1.56.1.4.2.1.1                 Enron Metals Luxembourg      Company                 Luxembourg              Intermediate holding
                               S.a.r.l.                                                                     company
1.56.1.4.2.1.1.1               Enrici Power Marketing       Private Limited Company England                 Inactive; proposal to
                               Limited                                                                      strike entity at
                                                                                                            Companies House*
1.56.1.4.2.1.1.2               Enron Metals & Commodity     Corporation             New Brunswick           Commodities trading
                               (Canada) Inc.
1.56.1.4.2.1.1.3               Enron Metals Belgium BVBA    Corporation             Belgium                 Intermediate holding
                                                                                                            company; in liquidation*
1.56.1.4.2.1.1.4               Enron Metals German Holding  Private Limited         Germany                 Holding company for
                               GmbH                         Liability Company                               metal recycling
                                                                                                            operations; in
                                                                                                            liquidation; to be
                                                                                                            dissolved
1.56.1.4.2.1.1.4.1             Enron Metall Recycling       Private Limited         Germany                 Management company; to
                               Verwaltungs GmbH             Liability Company                               be divested or dissolved
1.56.1.4.2.1.2                 Enron Metals Energy Limited  Private Limited Company England                 Electricity trading
                                                                                                            company; in liquidation*
1.56.1.4.2.1.3                 Enron Metals & Commodity     Private Limited Company England                 Physical trading; local
                               Limited                                                                      insolvency in process*
1.56.1.4.2.1.3.1               Enron Metals (South Africa)  Private Limited Company South Africa            Metal, commodity and
                               (Proprietary) Limited                                                        derivatives trading
1.56.1.4.2.1.3.2               Enron Metals (Malta) Limited Private Limited Company Malta                   Trade financing entity
1.56.1.4.2.1.3.3               Enron Metals & Commodity     Corporation             Peru                    Base metals trader; in
                               (Peru) S.A.C. liquidation*
1.56.1.4.2.1.3.4               Enron (HK) Limited           Private Limited Company Hong Kong               Administrative services
                                                                                                            company; to be dissolved
1.56.1.4.2.1.3.4.1             Enron (China) Limited        Private Limited Company Hong Kong               Administrative services
                                                                                                            company
1.56.1.4.2.1.3.5               MG Metal & Commodity Company Corporation             Chile                   Metals
                               Limited (Chile) Ltda.                                                        importer/exporter; to
                                                                                                            be divested or dissolved
1.56.1.4.2.1.4                 Man and Machine (North West) Private Limited Company England                 Employment agency; in
                               Limited                                                                      liquidation*
1.56.1.4.2.1.5                 Enron Metals Brokers Limited Private Limited Company England                 Local insolvency in
                                                                                                            process*
1.56.1.4.2.1.6                 Enron Metals Far East        Private Limited Company England                 Local insolvency in
                               Limited                                                                      process*
1.56.1.4.3                     ECT Espana Limited           Private Limited Company England                 Local insolvency in
                                                                                                            process*
1.56.1.4.4                     Enron Capital & Trade        Private Limited Company England                 Foreign utility
                               Resources Limited                                                            company; local
                                                                                                            insolvency in process*


                                                             Page 47 of 64



1.56.1.4.4.1                   Enron Coal Services Limited  Private Limited Company England                 Coal trading; local
                                                                                                            insolvency in process*
1.56.1.4.4.2                   Enron Power B.V.             Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company; in liquidation*
1.56.1.4.4.2.1                 Enron Energie GmbH           Private Limited         Germany                 Trading activities; in
                                                            Liability Company                               liquidation*
1.56.1.4.4.2.2                 Enron Energie Schweitz GmbH  Private Limited         Switzerland             Energy origination
                                                            Liability Company                               activities; in
                                                                                                            liquidation*
1.56.1.4.4.2.3                 Enron Italia S.R.L.          Private Limited Company Italy                   Operating company; in
                                                                                                            liquidation*
1.56.1.4.4.2.4                 Enron Power M.E.P.E.         Limited Liability       Greece                  Power marketer and
                                                            Partnership                                     supplier in Greece
1.56.1.4.4.2.5                 Enron Romania S.R.L.         Private Limited Company Romania                 Gas and power
                                                                                                            origination/trading; in
                                                                                                            liquidation*
1.56.1.4.4.3                   Enron Power II B.V.          Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company
1.56.1.4.4.4                   Enron Power Trading B.V.     Private Limited Company The Netherlands         Power plant lessor for
                                                                                                            power marketing
1.56.1.4.4.5                   NEPCO Europe Limited         Private Limited Company England                 Construction services
                                                                                                            company; local
                                                                                                            insolvency in process*
1.56.1.4.4.6                   Enron Europe Liquids         Unlimited Company       England                 Liquids processing
                               Processing                                                                   company; local
                                                                                                            insolvency in process*
1.56.1.4.4.6.1                 Neon Energy Limited          Private Limited Company England                 Inactive; proposal to
                                                                                                            strike entity at
                                                                                                            Companies House*
1.56.1.4.4.7                   Enron Gas Construction       Private Limited Company England                 Inactive; proposal to
                               Limited                                                                      strike entity at
                                                                                                            Companies House*
1.56.1.4.4.8                   Enron Gas & Petrochemicals   Private Limited Company England                 Gas trading; local
                               Trading Limited                                                              insolvency in process*
1.56.1.4.4.9                   Enron Guc Santrallari        Company                 Turkey                  Exempt wholesale
                               Isletme Limited Sirketi                                                      generator; in
                                                                                                            liquidation*
1.56.1.4.4.10                  Enron Power Operations       Private Limited Company England                 Service company; local
                               Limited                                                                      insolvency in process*
1.56.1.4.4.10.1                Energydesk.com Limited       Private Limited Company England                 Internet domain site
                                                                                                            holder; local
                                                                                                            insolvency in process*
1.56.1.4.4.10.1.1              Energydesk.com Sverige AB    Company                 England                 Energy and power trader
1.56.1.4.4.10.2                Enron Eurasia Limited        Private Limited Company England                 Inactive; proposal to
                                                                                                            strike entity at
                                                                                                            Companies House*
1.56.1.4.4.10.2.1              Enron & Partners Limited     Private Limited Company England                 Inactive; proposal to
                                                                                                            strike entity at
                                                                                                            Companies House*
1.56.1.4.4.10.3                Enron Financial Energy       Limited Liability       Delaware                Commodity derivatives
                               Trading L.L.C.               Company                                         and financial
                                                                                                            derivatives*
1.56.1.4.4.10.4                Power Operations Teesside    Private Limited Company England                 O&M service company;
                               Limited                                                                      local insolvency in
                                                                                                            process*


                                                             Page 48 of 64



1.56.1.4.4.11                  Teesside Gas Transportation  Private Limited Company England                 Natural gas supplier
                               Limited
1.56.1.4.4.12                  Enron Gas Processing (U.K.)  Private Limited Company England                 Inactive; local
                               Limited                                                                      insolvency in process*
1.56.1.4.5                     Enron Products Trading       Private Limited Company England                 Inactive; proposal to
                               Europe Limited                                                               strike entity at
                                                                                                            Companies House*
1.56.1.4.6                     Sutton Bridge (Generation)   Private Limited Company England                 Inactive; proposal to
                               Limited                                                                      strike entity at
                                                                                                            Companies House*
1.56.1.4.7                     Teesside Gas Processing      Private Limited Company England                 Inactive; proposal to
                               Limited                                                                      strike entity at
                                                                                                            Companies House*
1.56.1.4.8                     Enron Credit Limited         Private Limited Company England                 Local insolvency in
                                                                                                            process*
1.56.1.4.9                     Enron Europe Power 3 Limited Private Limited Company England                 Project development
                                                                                                            company; local
                                                                                                            insolvency in process*
1.56.1.4.9.1                   Enron Europe Power 1 Limited Private Limited Company England                 Project development
                                                                                                            company; local
                                                                                                            insolvency in process*
1.56.1.4.9.1.1                 Teesside Power Holdings      Private Limited Company England                 Intermediate holding
                               Limited                                                                      company; local
                                                                                                            insolvency in process*
1.56.1.4.9.1.1.1               Teesside Power Limited       Private Limited Company England                 Foreign utility company*
1.56.1.4.9.2                   Teesside Power Financing     Company                 Cayman Islands          Financing entity
                               Limited
1.56.1.4.10                    Enron Europe Severnside      Private Limited Company England                 Local insolvency in
                               Limited                                                                      process*
1.56.1.4.11                    Rassau Power Limited         Private Limited Company England                 Local insolvency in
                                                                                                            process*
1.56.1.4.12                    Enron SB 3 Limited           Private Limited Company England                 Inactive; proposal to
                                                                                                            strike entity at
                                                                                                            Companies House*
1.56.1.4.13                    Enron SB 2 Limited           Private Limited Company England                 Inactive; proposal to
                                                                                                            strike entity at
                                                                                                            Companies House*
1.56.1.4.14                    Enron Secretaries Limited    Private Limited Company England                 Administrative services
                                                                                                            company*
1.56.1.4.15                    ETOL Pension Trustees LimitedPrivate Limited Company England                 Local insolvency in
                                                                                                            process*
1.56.1.4.16                    Sideriver Investments LimitedPrivate Limited Company England                 Investment entity;
                                                                                                            local insolvency in
                                                                                                            process*
1.56.1.4.16.1                  Teesside Operations          Private Limited Company England                 Inactive; proposal to
                               (Holdings) 2 Limited                                                         strike entity at
                                                                                                            Companies House*
1.56.1.4.16.1.1                Teesside Operations          Private Limited Company England                 Inactive; proposal to
                               (Holdings) Limited                                                           strike entity at
                                                                                                            Companies House*
1.56.1.4.16.1.1.1              Enron Teesside Operations    Private Limited Company England                 Foreign utility
                               Limited                                                                      company; receivor
                                                                                                            appointed*
1.56.1.4.17                    Trenron Limited              Private Limited Company England                 Gas marketing; local
                                                                                                            insolvency in process*


                                                             Page 49 of 64



1.56.1.5                       Enron Holdings I, S.L.       Private Limited Company Spain                   Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.5.1                     ECTRIC Spain, S.L.           Private Limited Company Spain                   Storage and sale of
                                                                                                            gasoil in Spain; to be
                                                                                                            dissolved
1.56.1.6                       Enron Trade Holdings Inc.    Corporation             Delaware                Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.6.1                     Enron Metals & Commodity     Corporation             Delaware                Debtor entity; metals
                               Corp.                                                                        group holding company;
                                                                                                            to be dissolved
1.56.1.6.1.1                   Enron Metals (Australia) Pty Company                 Australia               Representative office
                               Ltd                                                                          for overseas parent
                                                                                                            company and affiliates;
                                                                                                            to be dissolved
1.56.1.6.2                     Enron Trade Services         Corporation             Delaware                Intermediate holding
                               Holdings Inc.                                                                company; to be dissolved
1.56.1.6.2.1                   Enron Trading Services Inc.  Corporation             Delaware                Futures commodities
                                                                                                            merchant; to be
                                                                                                            dissolved
1.56.1.6.2.2                   HBI Enron Inc.               Corporation             Delaware                Metal warehousing; to
                                                                                                            be dissolved
1.56.1.7                       Jertovec Management and      Company                 Cayman Islands          Intermediate holding
                               Finance Limited                                                              company; to be dissolved
1.56.1.7.1                     Elektrana Jertovec 2 d.o.o.  Corporation             Croatia                 Project development
                                                                                                            company; to be dissolved
1.56.1.7.2                     Jertovec Management &        Private Limited Company The Netherlands         Intermediate holding
                               Finance B.V.                                                                 company; to be dissolved
1.56.1.7.2.1                   Elektrana Jertovec d.o.o.    Corporation             Croatia                 Project development
                                                                                                            company; to be dissolved
1.56.1.8                       SII Holdings B.V.            Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.8.1                     Energy Development Company   Private Limited Company The Netherlands         Project development
                               B.V.                                                                         company; to be dissolved
1.56.1.8.2                     Enron Portugal B.V.          Private Limited Company The Netherlands         Management services
                                                                                                            company; to be dissolved
1.56.1.8.2.1                   Ciclo Combinado do Sul,      Limited Company         Portugal                Power generation
                               Producao e Distribuicao de                                                   project; in
                               Energia, Unipessoal, LDA                                                     liquidation; to be
                                                                                                            dissolved
1.56.1.8.3                     SII Espana B.V.              Private Limited Company The Netherlands         Holding company for
                                                                                                            land acquisitions; to
                                                                                                            be dissolved


                                                             Page 50 of 64



1.56.1.8.3.1                   Enron Energia Catalana de    Private Limited Company Spain                   Intended for
                               Generacion, S.L.                                                             generation, sale and
                                                                                                            commercialization of
                                                                                                            energy; to be divested
                                                                                                            or dissolved
1.56.1.8.4                     SII Finance S.a.r.l.         Corporation             Luxembourg              Financing entity; to be
                                                                                                            divested or dissolved
1.56.1.8.5                     SII Espana 2 B.V.            Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.8.6                     SII Espana 3 B.V.            Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.8.6.1                   Enron Energia Castellana de  Private Limited Company Spain                   O&M service company
                               Generacion, S.L.
1.56.1.8.7                     SII Holdings 2 B.V.          Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.8.7.1                   Alpha Investimenti S.r.l     Company with Limited    Italy                   Development,
                                                            Liability                                       construction, O&M
                                                                                                            service company; to be
                                                                                                            dissolved
1.56.1.8.8                     SII Holdings 3 B.V.          Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.8.9                     SII Italy 2 B.V.             Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.8.9.1                   Enron Investimenti S.r.l.    Company with Limited    Italy                   Development,
                                                            Liability                                       construction, O&M
                                                                                                            service company; to be
                                                                                                            dissolved
1.56.1.8.10                    SII Italy 3 B.V.             Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.8.10.1                  Enron Investimenti 3 S.r.l   Company with Limited    Italy                   Development,
                                                            Liability                                       construction, O&M
                                                                                                            service company; to be
                                                                                                            dissolved
1.56.1.8.11                    SII Italy 5 B.V.             Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company; to be dissolved
1.56.1.8.11.1                  Enron Energia Sud S.r.l      Company with Limited    Italy                   Project company for
                                                            Liability                                       power plant site; in
                                                                                                            liquidation; to be
                                                                                                            dissolved
1.56.2                         Enron Development Corp.      Corporation             Delaware                Intermediate holding
                                                                                                            company; to be dissolved
1.56.2.1                       Enron LNG Development Corp.  Corporation             Delaware                Project development
                                                                                                            company; to be dissolved
1.56.2.2                       Enron Development Corp. -    Branch                  Colombia                Project service company
                               Colombia Branch


                                                             Page 51 of 64



1.56.2.2.1                     Centragas - Transportadora                           Colombia                Natural gas services
                               de Gas de la Region Central                                                  company
                               de Enron Development & Cia,
                               S.C.A.
1.56.3                         Enron Power Corp. - U.S.     Corporation             Delaware                Installation of
                                                                                                            equipment; to be
                                                                                                            dissolved
1.56.3.1                       Enron Equipment Installation Corporation             Delaware                Construction management
                               Company                                                                      and services company;
                                                                                                            to be dissolved
1.56.3.1.1                     Enron Equipment Installation Branch                  Venezuela               Major equipment
                               Company - Venezuela Branch                                                   procurer/supplier; to
                                                                                                            be dissolved
1.56.3.2                       Enron Equipment Procurement  Corporation             Delaware                Debtor entity; service
                               Company                                                                      provider; to be
                                                                                                            dissolved
1.56.3.3                       Enron Fuels International,   Corporation             Delaware                Debtor entity; liquid
                               Inc.                                                                         fuels marketing
                                                                                                            company; to be dissolved
1.56.3.4                       Enron Onshore Procurement    Corporation             Delaware                Power plant
                               Company                                                                      construction in Puerto
                                                                                                            Rico; to be dissolved
1.56.3.5                       Enron Power I (Puerto Rico), Corporation             Delaware                Power plant
                               Inc.                                                                         construction in Puerto
                                                                                                            Rico; to be dissolved
1.56.3.6                       Enron Power Construction     Corporation             Delaware                International
                               Company                                                                      engineering and
                                                                                                            construction company;
                                                                                                            to be dissolved
1.56.3.6.1                     Enron Power Construction     Branch                  Bolivia                 International
                               Company - Bolivia Branch                                                     engineering and
                                                                                                            construction company;
                                                                                                            to be dissolved
1.56.3.6.2                     Enron Power Construction     Branch                  Mexico                  International
                               Company - Mexico Branch                                                      engineering and
                                                                                                            construction company;
                                                                                                            to be dissolved
1.56.3.6.3                     Enron Power Construction     Branch                  Nicaragua               International
                               Company - Nicaragua Branch                                                   engineering and
                                                                                                            construction company;
                                                                                                            to be dissolved
1.56.3.6.4                     Enron Power Construction     Branch                  Spain                   International
                               Company - Spanish Branch                                                     engineering and
                                                                                                            construction company;
                                                                                                            to be dissolved
1.56.3.6.5                     Enron Power Construction     Branch                  Venezuela               International
                               Company - Venezuela Branch                                                   engineering and
                                                                                                            construction company;
                                                                                                            to be dissolved
1.56.3.6.6                     Age Mantenimiento S. de R.L. Company with Limited    Mexico                  Project development
                               de C.V.                      Liability                                       company; to be divested
                                                                                                            or dissolved
1.56.3.6.7                     Constructores Akal B y L, S. Company with Limited    Brazil                  Engineering and
                               de R.L. de C.V               Liability                                       construction projects
                                                                                                            in Brazil; to be
                                                                                                            divested or dissolved
1.56.3.6.8                     Enron Power Construction     Private Limited Company Brazil                  Engineering and
                               (Brasil) Ltda.                                                               construction projects
                                                                                                            in Brazil; to be
                                                                                                            dissolved


                                                             Page 52 of 64



1.56.3.6.9                     Ingenieria y Construccion    Company with Limited    Mexico                  Inactive; to be
                               Universal S. de R.L. de C.V. Liability                                       dissolved
1.56.3.6.10                    Kaman Ingenieria y           Company with Limited    Mexico                  Inactive; to be
                               Construccion, S. de R.L. de  Liability                                       dissolved
                               C.V.
1.56.3.6.11                    LINGTEC Constructors L.P.    Limited Partnership     Delaware                Debtor entity;
                                                                                                            construction of LNG
                                                                                                            facility in Dabhol; to
                                                                                                            be dissolved
1.56.3.6.12                    Enron Nigeria Constructors   Limited Company         Nigeria                 Inactive; to be
                               Limited                                                                      dissolved
1.56.3.7                       Enron Power Philippine       Corporation             Delaware                Offshore O&M advisory
                               Operating Corp.                                                              company
1.56.3.8                       Enron-Richmond Power Corp.   Corporation             Delaware                Inactive; to be
                                                                                                            dissolved
1.56.3.8.1                     Richmond Power Enterprise    Limited Partnership     Delaware                Debtor entity;
                               L.P.                                                                         inactive; to be
                                                                                                            dissolved
1.56.3.9                       Superior Construction CompanyCorporation             Delaware                Debtor entity;
                                                                                                            engineering,
                                                                                                            procurement, and
                                                                                                            construction
                                                                                                            operations; to be
                                                                                                            dissolved
1.56.3.9.1                     Superior Construction        Branch                  Spain                   Intermediate holding
                               Company - Spanish Branch                                                     company; to be dissolved
1.56.3.9.1.1                   U.T.E. Enron - Tecnicas      Joint Venture           Spain                   In process of
                               Reunidas - Arcos                                                             dissolution
1.56.4                         Enron Power Holdings B.V.    Private Limited Company The Netherlands         Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.56.5                         Enron Power Operating CompanyCorporation             Delaware                Project development
                                                                                                            company; to be dissolved
1.56.6                         Enron Subic Power Corp.      Corporation             Philippines             Foreign utility company
1.57                           Enron Preferred Funding, L.P.Limited Partnership     Delaware                Financing entity; to be
                                                                                                            divested or dissolved
1.58                           Enron Preferred Funding II,  Limited Partnership     Delaware                Financing entity; to be
                               L.P.                                                                         divested or dissolved
1.59                           Enron Products Pipeline,     Corporation             Texas                   Inactive; to be
                               Inc.                                                                         dissolved
1.60                           Enron Property & Services    Corporation             Delaware                Debtor entity; real
                               Corp.                                                                        estate, facility, and
                                                                                                            administrative services
                                                                                                            company; to be dissolved
1.61                           Enron Servicios de Energia,  Company                 Bolivia                 Project development
                               S.A.                                                                         funding company; to be
                                                                                                            dissolved
1.62                           Enron Supply Corp.           Corporation             Delaware                Procurement company; to
                                                                                                            be dissolved
1.63                           Enron Trailblazer Pipeline   Corporation             Delaware                Debtor entity;
                               Company                                                                      inactive; to be
                                                                                                            dissolved
1.64                           Enron Valkyrie, LLC          Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.64.1                         Valhalla GmbH                Private Limited         Germany                 Special Purpose Entity;
                                                            Liability Company                               to be divested or
                                                                                                            dissolved


                                                             Page 53 of 64



1.64.2                         Rheingold GmbH               Private Limited         Germany                 Special Purpose Entity;
                                                            Liability Company                               to be divested or
                                                                                                            dissolved
1.65                           Enron Ventures Corp.         Corporation             Delaware                Debtor entity; holding
                                                                                                            company for
                                                                                                            energy-related assets;
                                                                                                            to be dissolved
1.65.1                         Enron Methanol Company       Corporation             Delaware                Debtor entity; methanol
                                                                                                            production facility
                                                                                                            operator; to be
                                                                                                            dissolved
1.65.2                         Enron Nuclear Services Corp. Corporation             Delaware                Nuclear power plant
                                                                                                            decommissioning
                                                                                                            services; to be
                                                                                                            divested or dissolved
1.65.3                         JSB Asset, L.L.C.            Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.65.4                         KGB, L.L.C.                  Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.65.5                         LAB Trust                    Business Trust          Delaware                Inactive; to be
                                                                                                            dissolved
1.66                           Enron WarpSpeed Services,    Corporation             California              Debtor entity; in-house
                               Inc.                                                                         software consultant; to
                                                                                                            be dissolved
1.67                           EOC Preferred, L.L.C.        Limited Liability       Delaware                Inactive; financing
                                                            Company                                         entity; to be dissolved
1.67.1                         Enron Gathering Company      Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.67.2                         Enron Liquid Services Corp.  Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.67.2.1                       Enron Processing Properties, Corporation             Delaware                Debtor entity;
                               Inc.                                                                         inactive; to be
                                                                                                            dissolved
1.67.2.2                       Enron Permian Gathering Inc. Corporation             Delaware                Debtor entity;
                                                                                                            inactive; to be
                                                                                                            dissolved
1.67.3                         Enron Transportation         Limited Liability       Delaware                Debtor entity;
                               Services, LLC                Company                                         intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.67.3.1                       CrossCountry Energy          Limited Liability       Delaware                Administrative services
                               Services, LLC                Company                                         company
1.67.3.2                       Enron Alligator Alley        Corporation             Delaware                Debtor entity;
                               Pipeline Company                                                             inactive; to be
                                                                                                            dissolved
1.67.3.3                       Enron Asset Management       Corporation             Delaware                Debtor entity;
                               Resources, Inc.                                                              inactive; to be
                                                                                                            dissolved
1.67.3.4                       Enron Machine and Mechanical Corporation             Delaware                Debtor entity;
                               Services, Inc.                                                               inactive; to be
                                                                                                            dissolved
1.67.3.5                       Enron Operations Services,   Limited Liability       Delaware                Debtor entity;
                               LLC                          Company                                         inactive; to be
                                                                                                            dissolved
1.67.3.6                       Enron Pipeline Services      Corporation             Delaware                Debtor entity;
                               Company                                                                      inactive; to be
                                                                                                            dissolved
1.67.3.7                       Enron Preferred Capital Corp.Corporation             Delaware                Financing entity; to be
                                                                                                            dissolved
1.67.3.8                       Transwestern Gathering       Corporation             Delaware                Debtor entity;
                               Company                                                                      inactive; to be
                                                                                                            dissolved
1.67.3.9                       Transwestern Holding         Corporation             Delaware                Intermediate
                               Company, Inc.                                                                non-utility holding
                                                                                                            company
1.67.3.9.1                     Transwestern Pipeline        Corporation             Delaware                Interstate natural gas
                               Company                                                                      transmission pipeline
1.67.4                         NBP Services Corporation     Corporation             Delaware                Administrative services
                                                                                                            company and operator of
                                                                                                            natural gas gathering
                                                                                                            and related assets
1.68                           ES Power 1 LLC               Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved


                                                             Page 54 of 64



1.69                           ES Power 2 LLC               Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.70                           ES Power 3 LLC               Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.70.1                         Enron Dutch Holdings B.V.    Private Limited Company The Netherlands         Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.70.1.1                       Enron Dutch Investment       Unlimited Company       England                 Non-utility company;
                                                                                                            proposal to strike
                                                                                                            entity at Companies
                                                                                                            House*; to be dissolved
1.70.1.2                       Sarlux S.R.L.                Private Limited Company Italy                   Foreign utility
                                                                                                            company; in
                                                                                                            arbitration; to be
                                                                                                            divested or dissolved
1.71                           Grampian LLC                 Limited Liability       Delaware                Inactive; special
                                                            Company                                         purpose entity; to be
                                                                                                            dissolved
1.72                           Gulf Company Ltd.            Corporation             Vermont                 Captive insurance
                                                                                                            company; in
                                                                                                            rehabilitation; to be
                                                                                                            divested or dissolved
1.73                           Herzeleide, LLC              Limited Liability       Delaware                Inactive; special
                                                            Company                                         purpose entity; to be
                                                                                                            dissolved
1.74                           LOA, Inc.                    Corporation             Texas                   Debtor entity;
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.74.1                         Enron ACS, Inc.              Corporation             Texas                   Debtor entity; joint
                                                                                                            venture interest
                                                                                                            holder; to be dissolved
1.74.2                         Enron Industrial Natural Gas Corporation             Delaware                Natural gas buyer; to
                               Company                                                                      be dissolved
1.74.3                         Intratex Gas Company         Corporation             Delaware                Debtor entity; natural
                                                                                                            gas buyer; to be
                                                                                                            dissolved
1.74.4                         Matagorda Terminal, Ltd.     Limited Partnership     Texas                   Hydrocarbon terminal
                                                                                                            operations; to be
                                                                                                            divested or dissolved
1.74.5                         Panhandle Gas Company        Corporation             Delaware                Natural gas buyer,
                                                                                                            seller, transporter
                                                                                                            intrastate; to be
                                                                                                            dissolved
1.74.6                         Riverside Farms Company      Corporation             Illinois                Inactive; to be
                                                                                                            dissolved
1.74.7                         San Marco Pipeline Company   Corporation             Colorado                Inactive; to be
                                                                                                            divested or dissolved
1.75                           Maliseet Properties, Inc.    Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.76                           Nikita, L.L.C.               Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.76.1                         Timber I, L.L.C.             Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.77                           Longhorn Assets, L.L.C.      Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.78                           Northern Plains Natural Gas  Corporation             Delaware                General partner and
                               Company                                                                      pipeline system operator


                                                             Page 55 of 64



1.78.1                         Northern Border Intermediate Limited Partnership     Delaware                Operating partnership
                               Limited Partnership .                                                        and non-utility holding
                                                                                                            company
1.78.1.1                       Bear Paw Investments, LLC    Limited Liability       Delaware                Intermediate
                                                            Company                                         non-utility holding
                                                                                                            company
1.78.1.1.1                     Bear Paw Energy, LLC         Limited Liability       Delaware                Gas-gathering and
                                                            Company                                         processing company
1.78.1.1.1.1                   Bear Paw Processing Company  Corporation             Alberta                 Gas-gathering company
                               (Canada) Ltd.
1.78.1.1.2                     Brown Bear Enterprises, LLC  Limited Liability       Delaware                Sulfur injection well
                                                            Company                                         owner
1.78.1.2                       Bison Pipeline, L.L.C.       Limited Liability       Delaware                Inactive
                                     Company
1.78.1.3                       Black Mesa Holdings, Inc     Corporation             Delaware                Intermediate
                                                                                                            non-utility holding
                                                                                                            company
1.78.1.3.1                     Black Mesa Pipeline, Inc.    Corporation             Delaware                Coal slurry pipeline
                                                                                                            owner
1.78.1.4                       Black Mesa Pipeline          Limited Liability       Delaware                Coal slurry pipeline
                               Operations, L.L.C.           Company                                         operator
1.78.1.5                       Black Mesa Technologies, Inc.Corporation             Oklahoma                Consults for U.S. coal
                                                                                                            slurry pipeline projects
1.78.1.6                       Black Mesa Technologies      Limited Liability       Oklahoma                Inactive
                               Services, L.L.C.             Company
1.78.1.7                       Border Midstream Services,   Corporation             Alberta                 Minority interest owner
                               Ltd.                                                                         in gathering assets
1.78.1.8                       Border Midwestern Company    Corporation             Delaware                Intermediate
                                                                                                            non-utility holding
                                                                                                            company
1.78.1.8.1                     Midwestern Gas Marketing     Corporation             Delaware                Meter station owner
                               Company
1.78.1.8.2                     Midwestern Gas Transmission  Corporation             Delaware                Interstate natural gas
                               Company                                                                      pipeline system owner
1.78.1.9                       Border Viking Company        Corporation             Delaware                Intermediate
                                                                                                            non-utility holding
                                                                                                            company
1.78.1.9.1                     Viking Gas Transmission      Corporation             Delaware                Interstate natural gas
                               Company                                                                      pipeline system owner
1.78.1.9.1.1                   Guardian Pipeline, L.L.C.    Limited Liability       Delaware                Interstate natural gas
                                                            Company                                         pipeline system owner
1.78.1.10                      Crestone Energy Ventures,    Limited Liability       Delaware                Intermediate
                               L.L.C.                       Company                                         non-utility holding
                                                                                                            company
1.78.1.10.1                    Bighorn Gas Gathering, L.L.C.Limited Liability       Delaware                Owner of gas-gathering
                                                            Company                                         and related facilities
1.78.1.10.2                    Crestone Bighorn, L.L.C.     Limited Liability       Delaware                Inactive
                                     Company
1.78.1.10.3                    Crestone Gathering Services, Limited Liability       Delaware                Minority equity
                               L.L.C.                       Company                                         interest owner in
                                                                                                            entity that owns gas
                                                                                                            gathering and treating
                                                                                                            facilities
1.78.1.10.4                    Crestone Powder River, L.L.C.Limited Liability       Delaware                Minority
                                                            Company                                         equity-interest owner
                                                                                                            in entity that owns gas
                                                                                                            gathering and treating
                                                                                                            facilities
1.78.1.10.4.1                  Fort Union Gas Gathering,    Limited Liability       Delaware                Owner of gas-gathering
                               L.L.C.                       Company                                         and related facilities
1.78.1.10.5                    Crestone Wind River, L.L.C.  Limited Liability       Delaware                Minority
                                                            Company                                         equity-interest owner
                                                                                                            in entity that owns gas
                                                                                                            gathering facilities
1.78.1.10.5.1                  Lost Creek Gathering         Limited Liability       Delaware                Gas-gathering system
                               Company, L.L.C.              Company                                         owner
1.78.1.11                      Northern Border Pipeline     General Partnership     Texas                   Interstate natural gas
                               Company                                                                      pipeline system owner
1.78.2                         Northern Border Partners,    Limited Partnership     Delaware                Publicly-traded
                               L.P.                                                                         non-utility holding
                                                                                                            master limited
                                                                                                            partnership


                                                             Page 56 of 64



1.78.3                         Northern Border Pipeline     Corporation             Delaware                Inactive
                               Corporation
1.78.4                         Pan Border Gas Company       Corporation             Delaware                General partner
1.79                           Nowa Sarzyna Holding B.V.    Private Limited Company The Netherlands         Nowa Sarzyna
                                                                                                            cogeneration project;
                                                                                                            to be dissolved
1.80.1                         Enron Poland Investment B.V. Private Limited Company The Netherlands         Intermediate holding
                                                                                                            company
1.80.1.1                       Elektrocieplownia Nowa       Company                 Poland                  Foreign utility company
                               Sarzyna Sp. z o.o
1.81                           Organizational Partner, Inc. Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.82                           PBOG Corp.                   Corporation             Delaware                Debtor entity; special
                                                                                                            purpose entity; to be
                                                                                                            dissolved
1.83                           Prisma Energy International  Corporation             Cayman Islands          Holding company for
                               Inc.                                                                         international assets
1.83.1                         Prisma Energy International  Limited Liability       Delaware                Payroll service company
                               Services, LLC                Company
1.84                           Portland General Electric    Corporation             Oregon                  Electric utility company
                               Company
1.84.1                         Integrated Utility           Corporation             Oregon                  Distribution systems
                               Solutions, Inc.                                                              construction and
                                                                                                            maintenance company
1.84.2                         Portland General Resource    Corporation             Oregon                  Investments in
                               Development, Inc.                                                            generation
1.84.3                         Portland General Transport   Corporation             Oregon                  Seller of segmented gas
                               Corp.                                                                        pipeline capacity
1.84.4                         Salmon Springs Hospitality   Corporation             Oregon                  Meeting center and
                               Group, Inc.                                                                  catering business
1.84.5                         121 SW Salmon Street         Corporation             Oregon                  Headquarters building
                               Corporation                                                                  lessee
1.84.5.1                       World Trade Center Northwest Corporation             Oregon                  Headquarters building
                               Corporation                                                                  developer
1.85                           Portland Transition Company, Corporation             Oregon                  Company for transition
                               Inc.                                                                         of employees; to be
                                                                                                            dissolved
1.86                           Portland General Holdings,   Corporation             Oregon                  Intermediate
                               Inc.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.86.1                         PGH II, Inc.                 Corporation             Oregon                  Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.86.1.1                       MicroClimates, Inc.          Corporation             Oregon                  Energy system design
                                                                                                            and installation
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.86.1.2                       Portland General             Limited Liability       Oregon                  Intermediate
                               Distribution, LLC            Company                                         non-utility holding
                                                                                                            company for
                                                                                                            distribution entities;
                                                                                                            to be divested or
                                                                                                            dissolved
1.86.1.2.1                     Portland Energy Solutions    Limited Liability       Oregon                  Heating/cooling
                               Company LLC                  Company                                         services company; to be
                                                                                                            divested or dissolved
1.86.2                         PGH Leasing, LLC             Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.86.2.1                       Oneida Leasing, Inc.         Corporation             Delaware                Special purpose entity;
                                                                                                            to be dissolved


                                                             Page 57 of 64



1.87                           RMS Management, LLC          Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.87.1                         AES Holdings, LP             Limited Partnership     Delaware                Special purpose entity;
                                                                                                            to be dissolved
1.88                           Caribe Verde (SJG) Inc.      Corporation             Puerto Rico             Debtor entity; foreign
                                                                                                            utility company; to be
                                                                                                            dissolved
1.89                           Seminole Capital LLC         Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.89.1                         Cheyenne Finance S.a.r.l.    Corporation             Luxembourg              Inactive; to be
                                                                                                            dissolved
1.89.1.1                       Cherokee Finance V.O.F       General Partnership     The Netherlands         Special Purpose Entity;
                                                                                                            to be divested or
                                                                                                            dissolved
1.89.1.1.1                     Enron Capital Ventures, LLC  Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.89.1.1.1.1                   EBS Ventures, L.L.C.         Limited Liability       Delaware                Special Purpose Entity;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.89.1.1.1.1.1                 EBS Braveheart, L.L.C.       Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.89.1.1.1.1.2                 JJB-1 Asset, L.L.C.          Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.89.1.1.1.1.3                 JJB-II Asset, L.L.C.         Limited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.89.1.1.1.1.4                 MEB-I, L.L.C.                Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.89.1.1.1.1.5                 MEB-II, L.L.C.               Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.90                           Sequoia Financial Assets, LLCLimited Liability       Delaware                Special purpose entity;
                                                            Company                                         to be dissolved
1.91                           Shelby Ltd.                  Company                 Cayman Islands          Liquidator for Dutch
                                                                                                            B.V.'s; to be dissolved
1.92                           Smith Street Land Company    Corporation             Delaware                Debtor entity; real
                                                                                                            estate developer;
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.92.1                         Enron Renewable Energy Corp. Corporation             Delaware                Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.92.1.1                       Enron Solar Energy, LLC      Limited Liability       Delaware                Inactive
                                                            Company
1.92.1.2                       Enron Wind LLC               Limited Liability       California              Debtor entity;
                                                            Company                                         intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.1                     Enron Wind Domestic Holding  Limited Liability       California              Intermediate
                               LLC                          Company                                         non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.1.1                   Enron Wind Development LLC   Limited Liability       California              Debtor entity; exempt
                                                            Company                                         wholesale
                                                                                                            generator/qualifying
                                                                                                            facility developer; to
                                                                                                            be dissolved
1.92.1.2.1.1.1                 Enron Wind Lake Benton LLC   Limited Liability       Delaware                Debtor entity;
                                                            Company                                         intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved


                                                             Page 58 of 64



1.92.1.2.1.1.2                 Green Power Partners I LLC   Limited Liability       Delaware                Debtor entity; exempt
                                                            Company                                         wholesale generator;
                                                                                                            qualifying facility; to
                                                                                                            be dissolved
1.92.1.2.1.1.3                 Enron Wind Lake Benton II    Limited Liability       Delaware                Intermediate
                               LLC                          Company                                         non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.1.1.4                 Enron Wind Storm Lake I LLC  Limited Liability       Delaware                Debtor entity;
                                                            Company                                         intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.1.1.5                 Enron Wind Storm Lake II LLC Limited Liability       Delaware                Debtor entity;
                                                            Company                                         intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.1.1.5.1               Storm Lake II Power          Limited Liability       Delaware                Intermediate
                               Associates LLC               Company                                         non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.92.1.2.1.1.5.1.1             Storm Lake II Holdings LLC   Limited Liability       Delaware                Intermediate
                                                            Company                                         non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.92.1.2.1.1.5.1.1.1           Storm Lake Power Partners II Limited Liability       Delaware                Exempt wholesale
                               LLC                          Company                                         generator; to be
                                                                                                            divested or dissolved
1.92.1.2.1.1.6                 Zond Iowa Development LLC    Limited Liability       California              Inactive; to be
                                                            Company                                         dissolved
1.92.1.2.1.1.7                 Zond Palm Springs            Limited Liability       California              Inactive; to be
                               Development LLC              Company                                         dissolved
1.92.1.2.1.1.7.1               Palm Springs Wind Developers General Partnership     California              Inactive; to be
                                                                                                            dissolved
1.92.1.2.1.2                   Enron Wind Systems, LLC      Limited Liability       California              Debtor entity; exempt
                                                            Company                                         wholesale generator and
                                                                                                            intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.1.2.1                 Enron Wind Overseas          Private Limited Company England                 Inactive*; to be
                               Development Limited                                                          dissolved
1.92.1.2.1.2.1.1               Enron Wind Overseas          Branch                  Spain                   Inactive; to be
                               Development Limited, Spanish                                                 dissolved
                               Branch
1.92.1.2.1.2.1.2               Enron Wind Ireland Limited   Private Limited Company Ireland                 Inactive; to be
                                                                                                            dissolved
1.92.1.2.1.2.1.2.1             AWC Limited                  Private Limited Company Ireland                 Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.92.1.2.1.2.2                 Mesa Wind Developers         General Partnership     California              Exempt wholesale
                                                                                                            generator/qualifying
                                                                                                            facility developer; to
                                                                                                            be divested or dissolved
1.92.1.2.1.2.3                 Painted Hills Wind           General Partnership     California              Exempt wholesale
                               Developers                                                                   generator/qualifying
                                                                                                            facility developer; to
                                                                                                            be divested or dissolved
1.92.1.2.1.2.4                 Triveni Zond Private Limited                         India, Delhi            Inactive; to be
                                                                                                            dissolved
1.92.1.2.1.2.5                 Zond Mesa-VGIV LLC           Limited Liability       California              Inactive; to be
                                                            Company                                         divested or dissolved


                                                             Page 59 of 64



1.92.1.2.1.2.5.1               Zond Construction LLC        Limited Liability       California              Construction management
                                                            Company                                         company; to be divested
                                                                                                            or dissolved
1.92.1.2.1.2.5.1.1             Mesa Construction Company    General Partnership     California              Construction company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.92.1.2.1.2.5.2               Zond Construction II LLC     Limited Liability       California              Construction management
                                                            Company                                         company
1.92.1.2.1.2.5.2.1             Mesa Construction Company II General Partnership     California              Construction company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.92.1.2.1.2.6                 Zond Pacific, LLC            Limited Liability       Hawaii                  Debtor entity;
                                                            Company                                         inactive; to be
                                                                                                            dissolved
1.92.1.2.1.2.7                 Zond Windsystem Energy       General Partnership     California              Wind energy operation
                               Associates III                                                               and marketing company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.92.1.2.1.2.8                 Zond Windsystem Energy       General Partnership     California              Wind energy operation
                               Associates IV                                                                and marketing company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.92.1.2.1.2.9                 Zond Windsystem Energy       Limited Partnership     California              Wind energy operation
                               Associates IX                                                                and marketing company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.92.1.2.1.2.10                Zond Windsystem Energy       General Partnership     California              Wind energy operation
                               Associates VII                                                               and marketing company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.92.1.2.1.2.11                Zond Windsystem Energy       General Partnership     California              Wind energy operation
                               Associates IV                                                                and marketing company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.92.1.2.1.2.12                Zond Windsystem Energy       Limited Partnership     California              Wind energy operation
                               Associates X                                                                 and marketing company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.92.1.2.1.2.13                Zond Windsystem Energy       Limited Partnership     California              Wind energy operation
                               Associates XI                                                                and marketing company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.92.1.2.1.2.14                Zond Windsystem Energy       General Partnership     California              Wind energy operation
                               Associates XII                                                               and marketing company;
                                                                                                            to be divested or
                                                                                                            dissolved
1.92.1.2.1.2.15                Zond Windsystems Management  Limited Liability       California              Qualifying facility
                               LLC                          Company                                         management company; to
                                                                                                            be divested or dissolved
1.92.1.2.1.2.15.1              Zond PanAero Windsystems     Limited Partnership     California              Exempt wholesale
                               Partners I                                                                   generator and
                                                                                                            qualifying facility; to
                                                                                                            be divested or dissolved
1.92.1.2.1.2.16                Zond Windsystems Management  Limited Liability       California              Qualifying facility
                               II LLC                       Company                                         management company; to
                                                                                                            be divested or dissolved
1.92.1.2.1.2.16.1              Zond PanAero Windsystems     Limited Partnership     California              Exempt wholesale
                               Partners II                                                                  generator and
                                                                                                            qualifying facility; to
                                                                                                            be divested or dissolved


                                                             Page 60 of 64



1.92.1.2.1.2.17                Zond Windsystems Management  Limited Liability       California              Qualifying facility
                               III LLC                      Company                                         management company; to
                                                                                                            be divested or dissolved
1.92.1.2.1.2.17.1              Zond Windsystem Partners,    Limited Partnership     California              Exempt wholesale
                               Ltd. Series 85 -A                                                            generator and
                                                                                                            qualifying facility; to
                                                                                                            be divested or dissolved
1.92.1.2.1.2.17.1.1            Sagebrush Partner Seventeen, Corporation             California              Intermediate
                               Inc.                                                                         non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.92.1.2.1.2.18                Zond Windsystems Management  Limited Liability       California              Qualifying facility
                               IV LLC                       Company                                         management company; to
                                                                                                            be divested or dissolved
1.92.1.2.1.2.18.1              Zond Windsystem Partners,    General Partnership     California              Exempt wholesale
                               Ltd. Series 85 -B                                                            generator and
                                                                                                            qualifying facility; to
                                                                                                            be divested or dissolved
1.92.1.2.1.2.18.1.1            Sagebrush Partner Eighteen,  Corporation             California              Intermediate
                               Inc.                                                                         non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.92.1.2.1.2.19                Zond Windsystems Management  Limited Liability       California              Qualifying facility
                               V LLC                        Company                                         management company; to
                                                                                                            be divested or dissolved
1.92.1.2.1.2.19.1              Zond Windsystem Partners,    General Partnership     California              Exempt wholesale
                               Ltd. Series 85 -C                                                            generator and
                                                                                                            qualifying facility; to
                                                                                                            be divested or dissolved
1.92.1.2.1.2.20                Zond Windsystems Operating   Limited Liability       California              Qualifying facility
                               LLC                          Company                                         management company; to
                                                                                                            be divested or dissolved
1.92.1.2.2                     Enron Wind International     Limited Liability       California              Holding company for
                               Holding LLC                  Company                                         international assets;
                                                                                                            to be dissolved
1.92.1.2.2.1                   Enron Wind Cayman Holding    Company                 Cayman Islands          Intermediate
                               Corp.                                                                        non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.2.1.1                 Enron Wind Cayman Holding    Company                 Cayman Islands          Intermediate
                               Honduras, Ltd.                                                               non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.2.1.2                 Zond Cayman Corporation      Company                 Cayman Islands          Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.2.1.3                 Zond Honduras LLC            Limited Liability       Cayman Islands          Intermediate
                                                            Company                                         non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.2.1.3.1               Honduras Power Partners S.   Variable Capital        Honduras                Wind power project
                               de R.L. de C.V.              Limited Liability                               developer; to be
                                                            Corporation                                     dissolved
1.92.1.2.2.1.4                 Zond Power Partners of       Limited Liability       Cayman Islands          Intermediate
                               Honduras LLC                 Company                                         non-utility holding
                                                                                                            company; to be dissolved


                                                             Page 61 of 64



1.92.1.2.2.2                   Enron Wind de Espana, SL     Private Limited Company Spain                   Wind power project
                                                                                                            developer; to be
                                                                                                            dissolved
1.92.1.2.2.3                   Enron Wind Development       Private Limited Company The Netherlands         Intermediate
                               Holdings B.V.                                                                non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.2.3.1                 Crete Hellas Holdings B.V.   Private Limited Company The Netherlands         Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.92.1.2.2.3.1.1               Iweco Megali Vrissi S.A.     Public Limited Company  Greece                  Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.92.1.2.2.3.1.2               Aeolos S.A.                  Public Limited Company  Greece                  Foreign utility
                                                                                                            company; to be divested
                                                                                                            or dissolved
1.92.1.2.2.3.2                 Enron Wind Hellas S.A. -     Public Limited Company  Greece                  Inactive; to be
                               Operation and Maintenance                                                    divested or dissolved
                               Services of Wind Power
                               Stations
1.92.1.2.2.3.3                 Enron Wind Hellas S.A. -     Public Limited Company  Greece                  Inactive; to be
                               Construction Management                                                      divested or dissolved
                               Services of Wind Power
                               Stations
1.92.1.2.2.4                   Eoloelectrica Zond de        Variable Capital        Honduras                Wind power project
                               Honduras S.A. de C.V.        Limited Liability                               developer; to be
                                                            Corporation                                     divested or dissolved
1.92.1.2.2.5                   Zond Chile S.A.              Corporation             Chile                   Inactive; to be
                                                                                                            dissolved
1.92.1.2.3                     Enron Wind Expat LLC         Limited Liability       California              Inactive; to be
                                                            Company                                         dissolved
1.92.1.2.4                     Enron Wind Technology LLC    Limited Liability       California              Intermediate
                                                            Company                                         non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.4.1                   Enron Wind Corp. Holdings    Private Limited Company The Netherlands         Intermediate
                               B.V.                                                                         non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.4.1.1                 Enron Wind Denmark ApS       Corporation             Denmark                 Intermediate
                                                                                                            non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.4.1.2                 Enron Wind Holding GmbH      Private Limited         Germany                 Intermediate
                                                            Liability Company                               non-utility holding
                                                                                                            company; to be dissolved
1.92.1.2.4.1.2.1               Enron Wind GmbH              Private Limited         Germany                 Inactive; to be
                                                            Liability Company                               dissolved
1.92.1.2.4.1.2.2               Enron Wind Service GmbH      Private Limited         Germany                 Inactive; to be
                                                            Liability Company                               dissolved
1.92.1.2.4.1.3                 Enron Wind Italia S.r.l.     Private Limited Company Italy                   Inactive; to be
                                                                                                            dissolved
1.92.1.2.4.1.4                 Enron Wind Nat Sverige AB    Stock Company           Sweden                  Inactive; to be
                                                                                                            dissolved
1.92.1.2.4.1.5                 Enron Wind Rotor Production  Private Limited Company The Netherlands         Inactive; to be
                               B.V.                                                                         dissolved
1.92.1.2.4.1.6                 Enron Wind Sverige AB        Stock Company           Sweden                  Inactive; to be
                                                                                                            dissolved
1.92.1.2.4.1.8                 Tacke Energie Eolica, S.L.   Private Limited Company Spain                   Inactive; to be
                                                                                                            dissolved
1.92.1.2.4.1.9                 Tacke Wind Energy India      Private Limited Company India, Maharashtra      Inactive; to be
                               Private Limited                                                              dissolved


                                                             Page 62 of 64



1.92.1.2.4.1.9.1               Gurukripa Windfarms          Private Limited Company India, Maharashtra      Wind power project
                               Developers Private Limited                                                   company; to be divested
                                                                                                            or dissolved
1.92.1.2.4.1.9.2               Jaishree Windfarms           Private Limited Company India, Maharashtra      Wind power project
                               Developers Private Limited                                                   company; to be divested
                                                                                                            or dissolved
1.92.1.2.4.1.9.3               Krishna Windfarms Developers Private Limited Company India, Maharashtra      Wind power project
                               Private Limited                                                              company; to be divested
                                                                                                            or dissolved
1.92.1.2.4.1.9.4               Shivam Windfarms Developers  Private Limited Company India, Maharashtra      Wind power project
                               Private Limited                                                              company; to be divested
                                                                                                            or dissolved
1.92.1.2.4.1.10                Tacke Wind Holding Private   Private Limited Company Mauritius               Inactive; to be
                               Limited                                                                      dissolved
1.92.1.2.4.1.11                Vindkraftbolaget Utgrunden   Stock Company           Sweden                  Inactive; to be
                               AB                                                                           dissolved
1.92.1.2.4.2                   Enron Wind Energy Systems    Limited Liability       California              Debtor entity;
                               LLC                          Company                                         inactive; to be
                                                                                                            dissolved
1.92.1.2.4.2.1                 Enron Wind Constructors LLC  Limited Liability       California              Debtor entity;
                                                            Company                                         inactive; to be
                                                                                                            dissolved
1.92.1.2.4.2.1.1               Zond Constructors II LLC     Limited Liability       California              Construction company;
                                                            Company                                         to be dissolved
1.92.1.2.4.2.1.2               Zond Minnesota Construction  Limited Liability       Delaware                Debtor entity;
                               Company LLC                  Company                                         inactive; to be
                                                                                                            dissolved
1.92.1.2.4.2.2                 Enron Wind Maintenance LLC   Limited Liability       California              Debtor entity;
                                                            Company                                         inactive; to be
                                                                                                            dissolved
1.92.1.2.4.2.2.1               Zond Victory Garden Phase IV Limited Liability       California              Operations and
                               Maintenance LLC              Company                                         Maintenance Service
                                                                                                            company; to be dissolved
1.92.1.2.4.2.3                 Zond International Sales     Corporation             Barbados                Inactive; to be
                               Corp.                                                                        dissolved
1.92.1.2.5                     IWECO S.A. (Interwind        Public Limited Company  Greece                  Wind power project
                               Aeolian Energy Corporation                                                   developer; to be
                               S.A.)                                                                        divested or dissolved
1.92.1.2.5.1                   Iweco Agios Nikolias S.A.    Public Limited Company  Greece                  Wind power project
                                                                                                            developer; to be
                                                                                                            divested or dissolved
1.92.1.2.5.2                   Iweco Vourkoti S.A.          Public Limited Company  Greece                  Wind power project
                                                                                                            developer; to be
                                                                                                            divested or dissolved
1.92.1.2.5.3                   Iweco Cavo d'Oro S.A.        Public Limited Company  Greece                  Wind power project
                                                                                                            developer; to be
                                                                                                            divested or dissolved
1.92.1.2.5.4                   Iweco Chonos Crete S.A.      Public Limited Company  Greece                  Wind power project
                                                                                                            developer; to be
                                                                                                            divested or dissolved
1.92.1.2.5.5                   Iweco Neapoli Lakonias S.A.  Public Limited Company  Greece                  Wind power project
                                                                                                            developer; to be
                                                                                                            divested or dissolved
1.93                           TerraCo, LLC                 Limited Liability       Delaware                To hold real property;
                                                            Company                                         to be divested or
                                                                                                            dissolved
1.94                           Yellowknife Investors, Inc.  Corporation             Delaware                Inactive; to be
                                                                                                            dissolved
1.94.1                         Marengo, L.P.                Limited Partnership     Delaware                Inactive; to be
                                                                                                            dissolved


                                                             Page 63 of 64



1.94.1.1                       Klondike River Assets, L.L.C.Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.94.1.2                       Yukon River Assets, L.L.C.   Limited Liability       Delaware                Inactive; to be
                                                            Company                                         dissolved
1.95                           Yosemite Securities Company, Private Limited Company Jersey                  Intermediate holding
                               Ltd.                                                                         company; to be divested
                                                                                                            or dissolved

On December 2, 2001, Enron and certain of its subsidiaries each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York. Additional Enron subsidiaries have filed voluntary petitions since that time. It is estimated that Enron had in excess of 2,500 subsidiaries prior to its bankruptcy filing. Enron's bankruptcy was followed by the dismissal of its auditors, Arthur Andersen LLP, investigations by numerous state and federal agencies, and the filing of numerous law suits. A significant number of Enron employees were terminated from their positions or left the company voluntarily for employment elsewhere, and many Enron subsidiaries and assets have been sold, wound down, and or closed. All these factors have caused significant disruption at Enron and it is impossible to state with certainty what assets and subsidiaries currently comprise the Enron group of companies. Nevertheless, based on information obtained from Enron's corporate secretary and other employees, Enron's bankruptcy counsel, Weil, Gotshal and Manges, LLP, and public sources, Enron has been able to compile a list that is believed to be substantially accurate. The list describes, to the best of Enron's knowledge, all the companies in which Enron has an equity interest of any size.

In addition, on November 29, 2001, and on various dates thereafter, certain foreign affiliates of Enron in England went into administration. Shortly thereafter, various other foreign affiliates also commenced (either voluntarily or involuntarily) insolvency proceedings in Australia, Singapore, and Japan. Additional filings have continued world-wide and insolvency proceedings for foreign affiliates are continuing for various companies registered in Argentina, Bahamas, Bermuda, Canada, the Cayman Islands, France, Germany, Hong Kong, India, Italy, Mauritius, the Netherlands, Peru, Spain, Sweden, and Switzerland. Once a foreign affiliate is placed into a foreign insolvency proceeding, control of the foreign affiliate along with the management and distribution of its assets will generally be transferred to an insolvency practitioner, such as an administrator, receiver, or liquidator. Thus, commencement of most foreign proceedings results in a loss of ultimate control by Enron and its subsidiaries over the assets of the foreign affiliate. The foreign affiliates in insolvency proceedings are indicated in the list. By including such companies in the list, Enron dos not concede that these companies are currently direct or indirect Enron subsidiaries as such term is defined under Section 2(a)(8) of the Act.